        As filed with the Securities and Exchange Commission on October 23, 1998

                                                       Registration No. 33-44964
                                        Investment Company Act File No. 811-6526
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [X]

                         Pre-Effective Amendment No.                   [ ]


                       Post-Effective Amendment No. 42                 [X]

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                [X]
                                       --

                              Amendment No. 44                         [X]
                                       --



                               THE COVENTRY GROUP
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                     3435 Stelzer Road, Columbus, Ohio 43219
                     ---------------------------------------
                    (Address of Principal Executive Offices)


                  Registrant's Telephone Number: (614) 470-8000
                                                 ---------------


                             Jeffrey L. Steele, Esq.
                             Dechert Price & Rhoads
                              1775 Eye Street, N.W.
                             Washington, D.C. 20006
                             ----------------------
                     (Name and Address of Agent for Service)

                                   Copies to:

                                 Walter B. Grimm
                               BISYS Fund Services
                                3435 Stelzer Road
                              Columbus, Ohio 43219


It is proposed that this filing will become effective on October 23, 1998 pursuant to paragraph (b) of Rule 485.

                              CROSS REFERENCE SHEET
                         REQUIRED BY RULE 495 UNDER THE
                             SECURITIES ACT OF 1933


The enclosed materials relate only to 1st Source Monogram Income Equity Fund, 1st Source Monogram Diversified Equity Fund, 1st Source Monogram Special Equity Fund and 1st Source Monogram Income Fund, which are four separate investment series being added to The Coventry Group (the "Group") by this filing. Information with respect to other funds in the Group is contained in other separately filed amendments to the Group's Registration Statement on Form N-1A.

                           Items Required by Form N-1A
                           ---------------------------

Item Number in Part A                                         Prospectus Caption
---------------------                                         ------------------

1.       Cover Page.................................          Cover Page

2.       Synopsis...................................          Prospectus Summary; Fee Table

3.       Condensed Financial
           Information..............................          Financial Highlights

4.       General Description of
           Registrant...............................          Investment Objectives and Policies; Investment
                                                              Restrictions; General Information -Description
                                                              of the Group and Its Shares

5.       Management of the Fund.....................          Management of the Group

5A.      Management's Discussion of
           Fund Performance.........................          Provided in Annual Report to Shareholders

6.       Capital Stock and Other
           Securities...............................          How to Purchase and Redeem Shares; Dividends
                                                              and Taxes; General Information -
                                                              Description of the Group and Its Shares
                                                              General Information - Miscellaneous
7.       Purchase of Securities
           Being Offered............................          Valuation of Shares; How to Purchase
                                                              and Redeem Shares

8.       Redemption or Repurchase...................          How to Purchase and Redeem Shares

9.       Pending Legal Proceedings..................          Inapplicable

Item Number in Part B                                         Statement of Additional Information Caption
---------------------                                         -------------------------------------------


10.      Cover Page.................................          Cover Page

11.      Table of Contents..........................          Table of Contents

12.      General Information and
           History..................................          The Coventry Group; Additional
                                                              Information
13.      Investment Objectives and
           Policies.................................          Investment Objectives and Policies

14.      Management of the Fund.....................          Management of the Group

15.      Control Persons and Principal
           Holders of Securities....................          Additional Information - Description of
                                                              Shares

16.      Investment Advisory and other
           Services.................................          Management of the Group

17.      Brokerage Allocation.......................          Management of the Group - Portfolio
                                                              Transactions

18.      Capital Stock and other
           Securities...............................          Additional Information - Description of
                                                              Shares

19.      Purchase, Redemption and
           Pricing of Securities
           Being Offered............................          Additional Purchase and Redemption
                                                              Information

20.      Tax Status.................................          Additional Information - Additional Tax
                                                              Information

21.      Underwriters...............................          Management of the Group - Distributor

22.      Calculations of Performance
           Data.....................................          Additional Information - Yield -
                                                              Calculation of Total Return - Performance
                                                              Comparisons

23.      Financial Statements.......................          Financial Statements

1ST SOURCE MONOGRAM INCOME EQUITY FUND
1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND
1ST SOURCE MONOGRAM SPECIAL EQUITY FUND
1ST SOURCE MONOGRAM INCOME FUND                                             LOGO
--------------------------------------------------------------------------------

3435 Stelzer Road
Columbus, Ohio 43219
For current yield, purchase, and redemption information, call (800) 766-8938.

--------------------------------------------------------------------------------

  The Coventry Group (the "Group") is an open-end management investment company. The Group includes the 1st Source Monogram Income Equity Fund (the "Income Equity Fund"), the 1st Source Monogram Diversified Equity Fund (the "Diversified Equity Fund"), the 1st Source Monogram Special Equity Fund (the "Special Equity Fund") and the 1st Source Monogram Income Fund (the "Income Fund"), each of which is a diversified investment fund of the Group (the Income Equity, Diversified Equity, Special Equity and Income Funds are hereinafter collectively referred to as the "Funds" and individually as a "Fund"). The Trustees of the Group have divided each Fund's beneficial ownership into an unlimited number of transferable shares (the "Shares").

  1st Source Bank, South Bend, Indiana (the "Adviser"), which is a wholly owned subsidiary of 1st Source Corporation ("FSC"), acts as the investment adviser to each of the Funds. In addition, with respect to the Diversified Equity Fund, the Adviser has retained Miller Anderson & Sherrerd LLP, Loomis Sayles & Company, L.P. and Standish, Ayer & Wood, Inc. to provide sub-investment advisory services. The Securities and Exchange Commission maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information, material that is incorporated by reference and other information about the Funds.

  Additional information about the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Funds at their address or by calling the Funds at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

  This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing. Investors should read this Prospectus and retain it for future reference.

  Each Fund's net asset value per share will fluctuate as the value of its portfolio changes in response to changing market prices, market rates of interest and/or other factors.

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), Columbus, Ohio, acts as the Funds' administrator and distributor. BISYS Fund Services, Inc., Columbus, Ohio, an affiliate of BISYS, acts as the Funds' transfer agent (the "Transfer Agent") and performs certain fund accounting services for each of the Funds.

  THE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE ADVISER, FSC OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY, AND AN INVESTMENT IN A FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                The date of this Prospectus is October 23, 1998.

                               PROSPECTUS SUMMARY

  SHARES OFFERED: Shares of beneficial interest ("Shares") of the Income Equity Fund, the Diversified Equity Fund, the Special Equity Fund and the Income Fund, four separate investment funds (collectively, the "Funds") of The Coventry Group, a Massachusetts business trust (the "Group").

  OFFERING PRICE: The public offering price of each of the Funds is equal to the net asset value per share plus a sales charge of 5.00% (with respect to the Income Equity, Diversified Equity and Special Equity Funds) and 4.00% (with respect to the Income Fund) of the public offering price, reduced on investments of $50,000 or more (See "HOW TO PURCHASE AND REDEEM SHARES--Sales Charges"). Under certain circumstances, the sales charge may be eliminated (See "HOW TO PURCHASE AND REDEEM SHARES--Sales Charge Waivers").

  MINIMUM PURCHASE: $1,000 minimum initial investment with $25 minimum subsequent investments. Such minimum initial and subsequent investments are reduced for investors using the Auto Invest Plan described herein and for employees of the Adviser or one of its affiliates.

  TYPE OF COMPANY: Each Fund is a diversified series of an open-end, management investment company.

  INVESTMENT OBJECTIVES: For the INCOME EQUITY FUND, capital appreciation with current income as a secondary objective.

  For the DIVERSIFIED EQUITY FUND and the SPECIAL EQUITY FUND, capital appreciation.

  For the INCOME FUND, current income consistent with preservation of capital.

  INVESTMENT POLICIES: Under normal market conditions, the INCOME EQUITY FUND will invest substantially all, but in no event less than 65%, of its total assets in common stocks and securities convertible into common stocks.

  Under normal market conditions, the DIVERSIFIED EQUITY FUND will invest substantially all, but in no event less than 65%, of its total assets in common stocks and securities convertible into common stocks--of that amount 25% to 40% will be committed to each of the following styles, representing the three different styles of the Sub-Advisers: (1) investing in companies believed to have strong value measures whose stock is traded at a price below its perceived value, (2) investing in companies believed to have growth potential, and (3) investing in companies believed to be in a position to take advantage of political, economic, industrial or secular trends or developments.

  Under normal market conditions, the SPECIAL EQUITY FUND will invest substantially all, but in no event less than 65%, of its total assets in equity securities issued by companies with market capitalizations ranging on average between $100 million and $2 billion and which are considered to have growth potential.

  Under normal market conditions, the INCOME FUND will invest substantially all, but in no event less than 65%, of its total assets in debt securities of all types, including high grade corporate bonds and U.S. Government bonds.

  RISK FACTORS AND SPECIAL CONSIDERATIONS: An investment in any of the Funds is subject to certain risks, including market risk and interest rate risk, as set forth in detail under "INVESTMENT OBJECTIVES AND POLICIES--Risk Factors And Investment Techniques." As with other mutual funds, there can be no assurance that any of the Funds will achieve its investment objectives. The Funds, to the extent set forth under "INVESTMENT OBJECTIVES AND POLICIES," may engage in the following practices: the use of repurchase agreements and reverse repurchase agreements, purchasing futures contracts, foreign securities and restricted securities, entering into option transactions on securities in which the Funds may invest directly and the purchase of securities on a when-issued or delayed-delivery basis.

  INVESTMENT ADVISER: 1st Source Bank (the "Adviser").

  SUB-ADVISERS: With respect to the Diversified Equity Fund only, Miller Anderson & Sherrerd LLP, Loomis, Sayles & Company, L.P. and Standish, Ayer & Wood, Inc. (collectively, the "Sub-Advisers").

  DIVIDENDS: For each of the Funds, other than the Special Equity Fund, dividends from net income are declared and generally paid monthly. For the Special Equity Fund, dividends from net income are declared and generally paid quarterly. Net realized capital gains, if any, for each of the Funds are distributed at least annually.

  DISTRIBUTOR: BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS").

                                   FEE TABLE


                                                                INCOME      DIVERSIFIED
                                                                EQUITY         EQUITY
                                                                 FUND           FUND
                                                                ------      -----------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a percentage of
  offering price)...........................................      5.00%         5.00%
Exchange Fee................................................     $   0         $   0
ESTIMATED ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees.............................................       .80%          .99%
12b-1 Fees After Fee Waivers(1).............................       .00%          .00%
Other Expenses..............................................       .41%          .38%
                                                                 -----         -----
Total Fund Operating Expenses After Fee Waivers(1)..........      1.21%         1.37%
                                                                 =====         =====



                                                              SPECIAL
                                                              EQUITY      INCOME
                                                               FUND        FUND
                                                              -------     ------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a percentage of
  offering price)...........................................    5.00%       4.00%
Exchange Fee................................................   $   0       $   0
ESTIMATED ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees.............................................     .80%        .55%
12b-1 Fees After Fee Waivers(1).............................     .00%        .00%
Other Expenses..............................................     .47%        .37%
                                                               -----       -----
Total Fund Operating Expenses After Fee Waivers(1)..........    1.27%       0.92%
                                                               =====       =====


---------------


1. BISYS has agreed with the Group to waive a portion of each Fund's Rule 12b-1 Fees until on or about October 31, 1999 so that such fees will not exceed during that period, on an annual basis, 0.03% of any Fund's average daily net assets. Absent such Fee Waivers, 12b-1 Fees for each of the Funds would have been 0.25% and Total Fund Operating Expenses would have been 1.46%, 1.62%, 1.52% and 1.17% for the Income Equity Fund, Diversified Equity Fund, Special Equity Fund and Income Fund, respectively.

Example  You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:


                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
Income Equity Fund..........................................   $ 62     $ 86      $113       $189
Diversified Equity Fund.....................................     63       91       121        206
Special Equity Fund.........................................     62       88       116        196
Income Fund.................................................     49       69        90        154



  The purpose of the above table is to assist a potential purchaser of Shares of any of the Funds in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. The expense information for the Diversified Equity Fund only has been restated to reflect the current fees for that Fund. Such expenses do not include any fees charged by the Adviser or any of its affiliates to its customer accounts which may have invested in Shares of the Funds. See "MANAGEMENT OF THE GROUP" and "GENERAL INFORMATION" for a more complete discussion of the Shareholder transaction expenses and annual operating expenses of each Fund. As a result of the payment of sales loads and Rule 12b-1 Fees, long-term Shareholders may pay more than the maximum front-end sales charge permitted by the Rules of the National Association of Securities Dealers, Inc. (the "NASD"). THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                              FINANCIAL HIGHLIGHTS

  Each Fund is one separate fund of the Group. The table below sets forth certain information concerning the investment results of the Funds for the periods ended June 30, 1997 and for the fiscal year ended June 30, 1998. Further financial information is included in the Statement of Additional Information. The Financial Highlights contained in the following table have been audited by PricewaterhouseCoopers LLP, independent certified public accountants for the Funds, whose report on the fiscal year ended June 30, 1998, is incorporated by reference in the Statement of Additional Information and which may be obtained by shareholders.


                                               INCOME EQUITY               DIVERSIFIED EQUITY
                                         --------------------------    --------------------------
                                         YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                          JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,
                                            1998         1997 (a)         1998         1997 (a)
                                         ----------    ------------    ----------    ------------
NET ASSET VALUE BEGINNING OF PERIOD....   $ 12.28        $ 10.00        $ 11.80        $ 10.00
                                          -------        -------        -------        -------
INVESTMENT ACTIVITIES
  Net investment income................      0.27           0.20          (0.02)         (0.01)
  Net realized and unrealized gains
    (losses) on investments............      1.79           2.32           3.00           2.03
                                          -------        -------        -------        -------
    Total from Investment Activities...      2.06           2.52           2.98           2.02
                                          -------        -------        -------        -------
DISTRIBUTIONS
  Net investment income................     (0.27)         (0.19)            --             --
  Net realized gains...................     (1.47)         (0.05)         (1.47)         (0.22)
  In excess of realized gains..........        --             --             --             --
                                          -------        -------        -------        -------
    Total Distributions................     (1.74)         (0.24)         (1.47)         (0.22)
                                          -------        -------        -------        -------
NET ASSET VALUE, END OF PERIOD.........   $ 12.60        $ 12.28        $ 13.31        $ 11.80
                                          =======        =======        =======        =======
Total Return (excludes sales charge)...     18.15%         25.58%(b)      27.85%         20.42%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)...   $52,450        $39,196        $98,083        $74,990
  Ratio of expenses to average net
    assets.............................      1.21%          1.37%(c)       1.48%          1.62%(c)
  Ratio of net investment income to
    average net assets.................      2.16%          2.38%(c)      (0.18)%        (0.10)%(c)
  Ratio of expenses to average net
    assets*............................      1.46%          1.62%(c)       1.73%          1.87%(c)
  Ratio of net investment income to
    average net assets*................      1.91%          2.13%(c)      (0.43)%        (0.35)%(c)
  Portfolio Turnover Rate..............     70.46%         38.49%         95.13%         76.54%


---------------

 * During the period distribution fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Commencement of the Funds began September 25, 1996 and September 23, 1996, respectively.

(b) Not annualized.


(c) Annualized.

                                                       SPECIAL EQUITY                    INCOME
                                                 --------------------------    --------------------------
                                                 YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                                  JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,
                                                    1998         1997 (a)         1998         1997 (a)
                                                 ----------    ------------    ----------    ------------
NET ASSET VALUE BEGINNING OF PERIOD............   $  9.59        $ 10.00        $ 10.13        $ 10.00
                                                  -------        -------        -------        -------
INVESTMENT ACTIVITIES
  Net investment income........................        --             --           0.60           0.44
  Net realized and unrealized gains (losses) on
    investments................................      0.17          (0.10)(d)       0.21           0.12
                                                  -------        -------        -------        -------
    Total from Investment Activities...........      0.17          (0.10)          0.81           0.56
                                                  -------        -------        -------        -------
DISTRIBUTIONS
  Net investment income........................        --             --          (0.60)         (0.43)
  Net realized gains...........................     (0.13)            --             --             --
  In excess of realized gains..................        --          (0.31)            --             --
                                                  -------        -------        -------        -------
    Total Distributions........................     (0.13)         (0.31)         (0.60)         (0.43)
                                                  -------        -------        -------        -------
NET ASSET VALUE, END OF PERIOD.................   $  9.63        $  9.59        $ 10.34        $ 10.13
Total Return (excludes sales charge)...........      1.86%         (1.03)%(b)      8.24%          5.71%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)...........   $35,441        $30,524        $65,975        $54,789
  Ratio of expenses to average net assets......      1.27%          1.39%(c)       0.92%          1.05%(c)
  Ratio of net investment income to average net
    assets.....................................      0.04%          0.05%(c)       5.90%          5.71%(c)
  Ratio of expenses to average net assets*.....      1.52%          1.65%(c)       1.17%          1.30%(c)
  Ratio of net investment income to average net
    assets*....................................     (0.21)%        (0.21)%(c)      5.65%          5.46%(c)
  Portfolio Turnover Rate......................    124.55%        152.81%        208.32%        118.33%


---------------

 * During the period distribution fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Commencement of the Funds began September 20, 1996 and September 24, 1996, respectively.

(b) Not annualized.

(c) Annualized.


(d) The amount shown for a share outstanding throughout the period does not accord with the change in the aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

                            PERFORMANCE INFORMATION

  From time to time performance information for the Funds showing the Funds' average annual total return and yield may be presented in advertisements, sales literature and shareholder reports. SUCH PERFORMANCE FIGURES ARE BASED ON HISTORICAL PERFORMANCE AND ARE NOT INTENDED TO INDICATE FUTURE
PERFORMANCE. Average annual total return will be calculated for the period since commencement of operations for a Fund (or its respective predecessor collective investment fund) and will reflect the imposition of the maximum sales charge. Average annual total return is measured by comparing the value of an investment in such Fund at the beginning of the relevant period to the redeemable value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions), which figure is then annualized. Yield will be computed by dividing a Fund's net investment income per share earned during a recent one-month period by that Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Each of the Funds may also present its average annual total return and yield, as the case may be, excluding the effect of a sales charge.
  Each of the Funds was initially funded in part by the transfer of all of the assets of a corresponding collective investment fund (the "CIFs")managed by the Adviser and, in the case of the Diversified Equity Fund, the Sub-Advisers. Because the management of the Funds is substantially the same as the corresponding CIF, the quoted performance of those Funds includes the performance of the CIFs for periods prior to the effectiveness of the Group's registration statement as it relates to the Funds. The CIFs were not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore were not subject to certain investment restrictions that are imposed by the 1940 Act. If the CIFs had been so registered, their performance might have been adversely affected.

  For the one year, five year and ten year periods ended June 30, 1998, and the respective periods from commencement of operations to June 30, 1998, the average annual total returns for the Income Equity Fund, the Diversified Equity Fund, the Special Equity Fund and the Income Fund are set forth in the following table. Such performance information includes the prior performance of the respective CIFs for such Funds during those periods which has been restated to reflect the estimated fees for those Funds.


                                                                  AVERAGE ANNUAL TOTAL RETURN
                                         -----------------------------------------------------------------------------
                                              WITH MAXIMUM SALES LOAD(1)                  WITHOUT SALES LOAD
                                         -------------------------------------   -------------------------------------
                                                                       SINCE                                   SINCE
                 FUND                    1 YEAR   5 YEAR   10 YEAR   INCEPTION   1 YEAR   5 YEAR   10 YEAR   INCEPTION
                 ----                    ------   ------   -------   ---------   ------   ------   -------   ---------
Income Equity(2).......................   12.21%   15.98%    13.81%      13.76%   18.15%   17.16%    14.38%      14.24%
Diversified Equity(3)..................   21.46%   17.24%    15.51%      12.95%   27.85%   18.46%    16.10%      13.41%
Special Equity(2)......................  (3.18)%    9.90%    12.45%      11.97%    1.86%   11.01%    13.04%      12.43%
Income(3)..............................    3.94%    4.71%     7.09%       7.30%    8.24%    5.56%     7.52%       7.63%


---------------

1. The maximum sales load for the Income Equity, Diversified Equity and Special Equity Funds is 5.00%. For the Income Fund, the maximum sales load is 4.00%.

2. Commenced operations November 30, 1985.

3. Commenced operations June 30, 1985.

  Of course, past performance is no guarantee as to future performance. In addition, from time to time the Funds may also present their distribution rates in supplemental sales literature and in shareholder reports, both of which must be accompanied or preceded by a prospectus. Distri-bution rates will be computed by dividing the distribution per share made by a Fund over a twelve-month period by the maximum offering price per share at the end of that period. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses, although each Fund may also present a distribution rate excluding the effect of capital gains and/or a sales charge. The distribution rate differs from the yield because it includes capital gain dividends which are often non-recurring in nature, whereas yield does not include such items.

  Investors may also judge the performance of each Fund by comparing or referencing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and to data prepared by various services, which indices or data may be published by such services or by other services or publications. In addition to performance information, general information about these Funds that appears in such publications may be included in advertisements, sales literature and reports to Shareholders.

  Yield and total return are generally functions of market conditions, interest rates, types of investments held, and operating expenses. Consequently, current yields and total return will fluctuate and are not necessarily representative of future results. Any fees charged by FSC or by any of its affiliated or correspondent banks, including the Adviser, to its customer accounts which may have invested in Shares of a Fund will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if the Adviser or BISYS voluntarily reduces all or part of its fees for a Fund, as discussed below, the yield and total return for that Fund will be higher than they would otherwise be in the absence of such voluntary fee reductions.

                       INVESTMENT OBJECTIVES AND POLICIES

IN GENERAL

  The investment objectives of the Income Equity Fund are capital appreciation with current income as a secondary objective. The investment objective for each of the Diversified Equity Fund and the Special Equity Fund is capital appreciation. The investment objective of the Income Fund is current income consistent with preservation of capital.

  The investment objectives with respect to a Fund are non-fundamental policies and as such may be changed by the Group's Trustees without a vote of the holders of a majority of the outstanding Shares of that Fund (as defined below under "GENERAL INFORMATION-- Miscellaneous"). There can be no assurance that the investment objectives of any Fund will be achieved.

THE INCOME EQUITY FUND

  Under normal market conditions, the Income Equity Fund will invest substantially all, but in no event less than 65%, of its total assets in common stocks and securities convertible into common stocks of companies with market capitalization of at least $100 million which the Adviser believes pay above average dividends or interest. For purposes of the foregoing, securities convertible into common stocks include convertible bonds, convertible preferred stock, options and rights. The securities purchased by the Income Equity Fund are those considered by the Adviser to be generally undervalued by the market.

  Under normal market conditions, the Income Equity Fund may also invest up to 35% of its total assets in warrants, sponsored and unsponsored American Depositary Receipts ("ADRs"), as described more fully below, preferred stock, securities of other investment companies and real estate investment trust ("REITs"), cash and short-term obligations (with maturities of 12 months or less) (collectively, "Short-Term Obligations") such as commercial paper, bankers' acceptances, certificates of deposit, obligations of the U.S. Government or its agencies or instrumentalities, demand and time deposits of domestic banks and savings and loan associations and repurchase agreements secured by such Short-Term Obligations. Commercial paper which is included within "Short-Term Obligations" is that which is rated at the time of purchase within the two highest rating groups assigned by one or more appropriate nationally recognized statistical rating organizations ("NRSROs") (e.g., Standard & Poor's Corporation and Moody's Investors Service, Inc.), or, if unrated, which the Adviser or the Sub-Adviser, as the case may be, deems to be of comparable quality. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information. The Income Equity
Fund may engage in other investment techniques described on page      .

THE DIVERSIFIED EQUITY FUND

  Under normal market conditions, the Diversified Equity Fund will invest substantially all, but in no event less than 65%, of its total assets in common stocks and securities convertible into common stocks of companies with market capitalizations of $100 million or greater--of that amount, 25% to 40% will be committed to each of the following styles, representing the three different styles of the Sub-Advisers: (1) investing in companies believed to have strong value measures whose stock is traded at a price below its perceived value, (2) investing in companies believed to have growth potential, and (3) investing in companies that have accelerating earnings but whose valuations do not yet reflect this positive trend. For purposes of the foregoing, securities convertible into common stocks include convertible bonds, convertible preferred stock, options and rights. To the extent the Diversified Equity Fund invests in options or rights, such investments may contribute to its investment objective of capital appreciation.

  Miller Anderson & Sherrerd LLP, one of the Sub-Advisers ("Miller Anderson"), manages its portion of the Diversified Equity Fund's portfolio with an emphasis on equity securities of companies it believes have traditional value characteristics, i.e., high yield, low price to earnings ratios and low price to book value ratios, which Miller Anderson believes have unrecognized potential for earnings improvement.

  Loomis, Sayles & Company, L.P., another of the Sub-Advisers ("Loomis"), manages its portion of the Diversified Equity Fund's portfolio with an emphasis on equity securities of companies Loomis believes are entering into a phase of accelerating earnings growth. The criteria used by Loomis to select such securities are historic and current relative price to earnings ratios, and the extent to which Loomis believes that the market has recognized the accelerating growth of such company.

  Standish, Ayer & Wood, Inc., the third Sub-Adviser ("Standish") manages its portion of the Diversified Equity Fund's portfolio by using both quantitative and fundamental investment analysis to identify stocks with improving business momentum as characterized by accelerating earnings growth but which still have reasonable valuations because their accelerating growth trends have not yet been fully recognized.

  Under normal market conditions, the Diversified Equity Fund may also invest up to 35% of its total assets in ADRs, preferred stock, securities of other investment companies, units of REITs, warrants, cash and Short-Term Obligations. The Diversified Equity Fund may also engage in other investment techniques
described on page      .

THE SPECIAL EQUITY FUND

  Under normal market conditions, the Special Equity Fund will invest substantially all, but in no event less than 65%, of its total assets in common stocks and securities convertible into common stocks (i.e., convertible bonds, convertible preferred stock, options, warrants and rights), traded in U.S. markets, and issued by companies believed by the Adviser to exhibit an attractive outlook for growth in sales and earnings, with market capitalizations between $100 million and $2 billion and which are considered to have growth potential. Such companies may include "unseasoned" companies, i.e., companies that, together with any predecessor, have less than three years of continuous operation. The Special Equity Fund will not invest more than 25% of its total assets in the securities of unseasoned companies.

  The Special Equity Fund may also invest up to 35% of its total assets in warrants, ADRs, securities of other investment companies and REITs, cash and Short-Term Obligations and may engage in other investment techniques described
on page     .

THE INCOME FUND

  Under normal market conditions, the Income Fund will invest substantially all, but in no event less than 65%, of its total assets in debt securities of all types, including variable and floating rate securities, although up to 35% of its total assets may be invested in securities of other investment companies and in preferred stock and dividend paying common stocks. Debt securities include bonds, debentures, notes, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities ("Government Obligations") and fixed-income securities convertible into, or exchangeable for, common stocks. In addition, a portion of the Income Fund may from time to time be invested in participation certificates in pools of mortgages issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Under normal market conditions, the Income Fund expects to invest primarily in Government Obligations and in debt obligations of United States corporations. The Income Fund also intends that, under normal market conditions, its portfolio will maintain a dollar-weighted average maturity of no more than 18 years.

  The Income Fund expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, and other Government Obligations. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA") and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Income Fund will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.

  The Income Fund also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations may be secured or unsecured promises to pay and will in most cases differ in their interest rates, maturities and times of issuance.

  The Income Fund will invest only in corporate debt securities which are rated at the time of purchase within the three highest rating groups assigned by one or more appropriate NRSROs or, if unrated, which the Adviser deems to be of comparable quality. In the event that a security's rating falls below "A" by an appropriate NRSRO, the Adviser will re-evaluate the security in order to determine whether to sell. In no event, however, will the Income Fund be required to liquidate such security if it would suffer a loss on the sale of such security or so long as one appropriate NRSRO has rated such security within its three highest rating groups. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information.

  The Income Fund may hold some Short-Term Obligations and securities of other investment companies for cash management purposes.

  The Income Fund may also invest in U.S. dollar denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"), and in Canadian Bonds and bonds issued by institutions organized for a specific purpose, such as the World Bank and the European Economic Community, by two or more sovereign governments ("Supranational Agency Bonds").

  The Income Fund may invest up to 25% of its total assets in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by nongovernmental entities which are rated, at the time of purchase, within the three highest bond rating categories assigned by one or more appropriate NRSROs, or, if unrated, which the Adviser deems to be of comparable quality. Such mortgage-related securities have mortgage obligations backing such securities, including among others, conventional thirty year fixed rate mortgage obligations, graduated payment mortgage obligations, fifteen year mortgage obligations and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. In addition, prepayment rates will be used to determine a security's estimated average life and the Income Fund's average portfolio duration and its dollar-weighted average portfolio maturity. Accelerated prepayments have an adverse impact on yields for pass-through securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligations are repaid. The opposite is true for pass-through securities purchased at a discount. The Income Fund may purchase mortgage-related securities at a premium or a discount. Reinvestment of principal payments may occur at higher or lower rates than the original yield on such securities. Due to the prepayment feature and the need to reinvest payments and prepayments of principal at current rates, mortgage-related securities can be less effective than typical bonds of similar maturities at maintaining yields during periods of declining interest rates. The term "mortgage-related securities" does not include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities that are not backed by mortgage obligations. The Income Fund may also acquire collateralized mortgage obligations or "CMOs." CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively referred to as "Mortgage Assets"). Payments of principal or interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs. CMOs may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans.

  Asset-backed securities are similar to mortgage-backed securities except that instead of using mortgages to collateralize the obligations, a broad range of other assets may be used as collateral, primarily automobile and credit card receivables and home equity loans. Such receivables and loans are securitized in pass-through structures similar to the mortgage pass-through or pay-through structures described above.

  Certain debt securities such as, but not limited to, mortgage-backed securities, CMOs, asset backed securities and securitized loan receivables, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of compliance with stated maturity policies and calculation of the Income Fund's dollar-weighted average maturity, the effective maturity of such securities will be used.

  An increase in interest rates will generally reduce the value of the investments in the Income Fund, and a decline in interest rates will generally increase the value of those investments. Depending upon the prevailing market conditions, the Adviser may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Adviser will consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.

IN GENERAL

  Each of the Funds may purchase securities of other investment companies which in the opinion of the Adviser or Sub-Adviser, as the case may be, will assist such Fund in achieving its investment objective and/or for cash management purposes, may enter into repurchase and reverse repurchase agreements, and may enter into options and futures transactions and write covered call options on securities that such Fund could otherwise purchase directly. In addition, the Income Fund may purchase securities on a when-issued basis.

  The securities purchased by the Funds are generally traded on U.S. markets, including the New York Stock Exchange, the American Stock Exchange and NASDAQ, although each Fund may purchase securities which are restricted as to their disposition, including those eligible for resale under Rule 144A under the Securities Act of 1933 ("Rule 144A Securities").

  During temporary defensive periods as determined by the Adviser or the appropriate Sub-Adviser, as the case may be, based upon current or anticipated market conditions, each Fund may hold up to 100% of its total assets in Short-Term Obligations as described above or in cash. However, to the extent that a Fund is so invested, it may not achieve its investment objective or objectives.

  Each of the Funds may invest in certain types of securities which are considered to be "derivative" securities, such as certain variable or floating rate securities, options and futures. A derivative is generally defined as an instrument whose value is based upon, or derived from, some underlying index, reference rate (e.g., interest rates), security, commodity or other asset. The Income Equity Fund, the Diversified Equity Fund, and the Special Equity Fund each will not invest more than 25% of its total assets in such derivatives. With respect to the Income Fund, such Fund may invest up to 35% of its total assets in CMOs and asset-backed securities and up to 25% of its total assets in any other derivatives. Notwithstanding the foregoing, with respect to the Income Fund, there is no limitation on the amount of its total assets which may be invested in variable or floating rate obligations regardless of whether or not such obligations are deemed to be "derivatives."

RISK FACTORS AND INVESTMENT TECHNIQUES

  Like any investment program, an investment in any of the Funds entails certain risks. Equity securities such as those in which the Income Equity, Diversified Equity and Special Equity Funds may invest are more volatile and carry more risk than some other forms of investment, including investments in high grade fixed income securities. Therefore, such Funds are subject to stock market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods of time.

  Depending upon the performance of each Funds' investments, the net asset value per share of a Fund may decrease instead of increase.

  The Special Equity Fund is intended for investors who can accept the higher risks involved in seeking potentially higher capital appreciation through investments in growth oriented companies. A growth oriented company typically invests most of its net income in its enterprise and does not pay out much, if any, in dividends. Accordingly, the Special Equity Fund does not anticipate any significant distributions to shareholders from net investment income, and potential investors should be in a financial position to forego current income from their investment in the Special Equity Fund. The securities of less seasoned companies may have limited marketability, and therefore may be less liquid, and may be subject to more abrupt or erratic market movements over time than securities of more seasoned companies or the market as a whole.

  Since the Income Fund invests in bonds, investors in such Fund, to the extent so invested, are exposed to bond market risk, i.e., fluctuations in the market value of bonds. Bond prices are influenced primarily by changes in the level of interest rates. When interest rates rise, the prices of bonds generally fall; conversely, when interest rates fall, bond prices generally rise. While bonds normally fluctuate less in price than stocks, there have been in the recent past extended periods of cyclical increases in interest rates that have caused significant declines in bond prices and have caused the effective maturity of securities with pre-payment features to be extended, thus effectively converting short or intermediate term securities into longer term securities which are generally more volatile in price.

  Repurchase Agreements. Securities held by each Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities, in exchange for cash from banks and/or registered broker-dealers which the Adviser or Sub-Adviser, as the case may be, deems creditworthy under guidelines approved by the Group's Board of Trustees. The seller agrees to repurchase such securities at a mutually agreed date and price.

  The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements must be of the same type and quality as those in which such Fund may invest directly. For further information about repurchase agreements and the related risks, see "INVESTMENT OBJECTIVES AND POLICIES-- Additional Information on Portfolio Instruments--Repurchase Agreements" in the Statement of Additional Information.

  Reverse Repurchase Agreements. Each Fund may borrow funds by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with such Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act and therefore a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance the Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about, and limitations on the use of, reverse repurchase agreements, see investment restriction Number 3 under "INVESTMENT RESTRICTIONS" below and "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments--Reverse Repurchase Agreements" in the Statement of Additional Information.

  Except as otherwise disclosed to the Shareholders of the Funds, the Group will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, BISYS, or their affiliates, and will not give preference to the Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

  Variable and Floating Rate Obligations. A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value.

  A floating rate obligation is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value.

  Such obligations are frequently not rated by credit rating agencies; however, unrated variable and floating rate obligations purchased by the Income Fund will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Income Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such obligations and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate obligation purchased by the Income Fund, the Income Fund may attempt to resell the obligation at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Income Fund to dispose of a variable or floating rate obligation in the event the issuer of the obligation defaulted on its payment obligations and the Income Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate obligations may be secured by bank letters of credit.

  In the event the interest rate of a variable or floating rate obligation is established by reference to an index or an interest rate that may from time to time lag behind other market interest rates, there is the risk that the market value of such obligation, on readjustment of its interest rate, will not approximate its par value.

  Variable and floating rate obligations for which no readily available market exists will be purchased in an amount which, together with other illiquid securities, exceeds 15% of the Income Fund's net assets only if such obligations are subject to a demand feature that will permit the Income Fund to receive payment of the principal within seven days after demand by the Income Fund.

  Options. Each Fund may also purchase put and call options for hedging purposes. The Funds anticipate that options will be exchange traded options, meaning that such options are generally standardized and are guaranteed by a clearing agency, which is in contrast to over-the-counter (OTC) traded options. A put option gives the purchaser of the option the right to sell, and obligates the writer (seller) of the option to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. A call option gives the purchaser of the option the right to buy, and obligates the seller of the option to sell, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options.

  For hedging purposes, each of the Funds may also engage in writing call options as the Adviser or the Sub-Adviser, as the case may be, deems appropriate. A Fund will write only covered call options (options on securities owned by that Fund). When a Fund writes a covered call option and such option is exercised, that Fund will forego the appreciation, if any, on the underlying security in excess of the exercise price. In order to close out a call option it has written, a Fund will enter into a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the call option which that Fund previously wrote on any particular securities. When a portfolio security subject to a call option is sold, the Fund which wrote the call will effect a closing purchase transaction to close out any existing call option on that security. There is no assurance of liquidity in the secondary market for purposes of closing out option positions. If that Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or such Fund delivers the underlying security upon exercise.

  Each of the Funds, as part of its option transactions, also may purchase index put and call options and write index options. Through the writing or purchase of index options, a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

  A Fund may lose the expected benefit of option transactions if interest rates or security prices move in an unanticipated manner. In addition, the value of a Fund's option positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting such Fund's ability to hedge effectively against market or interest rate risk. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise. Under normal conditions, it is not expected that any such Fund would permit the underlying value of its portfolio securities subject to such options to exceed 25% of its net assets.

  Futures Contracts. Each Fund may also enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities, interest rate or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index or based on an interest rate is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index or interest rate, as the case may be. A Fund may use this investment technique as a substitute for a comparable market position in the underlying securities or to hedge against anticipated future changes in market prices or interest rates, which otherwise might adversely affect either the value of such Fund's securities or the prices of securities which the Fund intends to purchase at a later date. Alternatively, a Fund may purchase or sell futures contracts to hedge against changes in market interest rates which may result in the premature call at par value of certain securities which the Fund has purchased at a premium.

  Each Fund may engage in such futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for such Fund than might later be available in the market when it effects anticipated purchases.

  The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. A Fund may also sell options on futures contracts as part of closing purchase transactions to terminate its option positions. No assurance can be given that such closing transactions can be effected, that there will be a correlation between price movements in the Fund's portfolio securities which are the subject of the hedge or of liquidity in the secondary market for purposes of closing out futures positions. In addition, a Fund's purchase of such options will be based upon predictions as to anticipated interest rate or other market trends, which could prove to be inaccurate.

  In general, the value of futures contracts sold by a Fund to offset declines in its portfolio securities will not exceed the total market value of the portfolio securities to be hedged, and futures contracts purchased by a Fund will be covered by a segregated account consisting of cash or liquid securities in an amount equal to the total market value of such futures contracts, less the initial margin deposited therefore.

  When buying futures contracts and when writing put options, a Fund will be required to segregate in a separate account cash and/or liquid securities in an amount sufficient to meet its obligations. When writing call options, a Fund will be required to own the financial instrument or futures contract underlying the option or segregate cash and/or liquid securities in an amount sufficient to meet its obligations under written calls.

  Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed five percent of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualifications as a regulated investment company.

  A Fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting such Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. For futures contracts based on indices, the risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if the market does not move as anticipated when the hedge is established.

  Foreign Investments. As described above, each of the Income Equity, Diversified Equity and Special Equity Funds may invest in sponsored and unsponsored ADRs. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Unsponsored ADRs may be less liquid than sponsored ADRs, and there may be less information available regarding the underlying foreign issuer for unsponsored ADRs.

  Investments in foreign securities, including ADRs, may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other investment income, fluctuations in exchange rates, possible seizure, nationalization, or expropriation of foreign deposits or investments, the possible establishment of exchange controls or taxation at the source, less stringent disclosure requirements, less liquid or developed securities markets or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal, interest or dividends on such securities or the purchase or sale thereof. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. A Fund will acquire securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers only when the Adviser believes that the risks associated with such instruments are minimal.

  Securities Lending. In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the Adviser or the Sub-Adviser, as the case may be. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays that Fund any dividends or interest received on such securities. Loans are subject to termination by such Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower would default on its obligations, the Fund bears the risk of delay in recovery of the portfolio securities and the loss of rights in the collateral. A Fund will enter into loan agreements only with broker-dealers, banks, or other institutions that the Adviser or the Sub-Adviser, as the case may be, has determined are creditworthy under guidelines established by the Group's Board of Trustees.

  When-Issued and Delayed Delivery Transactions. The Income Fund may purchase securities on a when-issued or delayed-delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. The Income Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with and in furtherance of its investment objective and policies, not for investment leverage, although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will generally not pay for such securities or start earning interest on them until they are received on the settlement date. When a Fund agrees to purchase such securities, however, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, the Fund relies on the seller to complete the transaction; the seller's failure to do so may cause such Fund to miss a price or yield considered to be advantageous.

  Restricted Securities. Securities in which the Funds may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), such as securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold, if at all, to other institutional investors through or with the assistance of the issuer or investment dealers who facilitate the resale of such Section 4(2) securities, thus providing some liquidity.

  Pursuant to procedures adopted by the Board of Trustees of the Group, the Adviser, or the Sub-Adviser, as the case may be, may determine Section 4(2) Securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable. Rule 144A permits a Fund to purchase securities which have been privately placed and resell such securities to certain qualified institutional buyers without restriction. For purposes of determining whether a Rule 144A security is readily saleable, and therefore liquid, the Adviser or the Sub-Adviser, as the case may be, must consider, among other things, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and marketplace trades of such security. However, investing in Rule 144A securities, even if such securities are initially determined to be liquid, could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

  Investment Company Securities. Each Fund may also invest in the securities of other investment companies in accordance with the limitations of the 1940 Act and any exemptions therefrom. Each Fund intends to invest in the securities of other investment companies which, in the opinion of the Adviser or the Sub-Adviser, as the case may be, will assist such Fund in achieving its investment objectives and in money market mutual funds for purposes of short-term cash management. A Fund will incur additional expenses due to the duplication of fees and expenses as a result of investing in mutual funds. Additional restrictions on the Funds' investments in the securities of other mutual funds are described in the Statement of Additional Information.

PORTFOLIO TURNOVER

  The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less. The portfolio turnover rate for each of the Funds may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's share-holders. Portfolio turnover will not be a limiting factor in making investment decisions. Portfolio turnover information is set forth above under "FINANCIAL HIGHLIGHTS."

                            INVESTMENT RESTRICTIONS

  Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of that Fund (as defined under "GENERAL INFORMATION--Miscellaneous" herein).

  Each of the Funds will not:


    1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations, if, immediately after such purchase, more than 5% of such Fund's total assets would be invested in such issuer, or such Fund would hold more than 10% of the outstanding voting securities of such issuer, except that up to 25% of a Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements secured by such obligations.


    2. Purchase any securities which would cause more than 25% of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry; provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

    3. Borrow money or issue senior securities except as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

    4. Make loans, except that each Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions, and enter into repurchase agreements.

  The following additional investment restriction may be changed without the vote of a majority of the outstanding Shares of a Fund: Each of the Funds will not purchase or otherwise acquire any security, if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. For purposes of this investment restriction, illiquid securities include securities which cannot be sold at approximately the value assessed by the Fund within seven days.

  In addition to the above investment restrictions, each Fund is subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES--Investment Restrictions" in the Funds' Statement of Additional Information.

                              VALUATION OF SHARES

  The net asset value of each Fund is determined and its Shares are priced as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each Business Day of such Fund. The time at which the Shares of a Fund are priced is hereinafter referred to as the "Valuation Time." A "Business Day" of a Fund is a day on which the Exchange is open for trading and any other day (other than a day on which no Shares of that Fund are tendered for redemption and no order to purchase any Shares of that Fund is received) during which there is sufficient trading in portfo-lio instruments such that such Fund's net asset value per share might be materially affected. The Exchange will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share for purposes of pricing purchases and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to that Fund, by the number of that Fund's outstanding Shares.

  The net asset value per share for each of the Funds will fluctuate as the value of the underlying securities in the investment portfolio of a Fund changes.

  The portfolio securities in each of the Funds for which market quotations are readily available are valued based upon their current available prices in the principal market in which such securities are normally traded. Unlisted securities for which market quotations are readily available are valued at such market values. Other securities, including restricted securities and other securities for which market quotations are not readily available, and other assets are valued at fair value by the Adviser under procedures established by, and under the supervision of the Group's Board of Trustees. Securities may be valued by an independent pricing service approved by the Group's Board of Trustees. Investments in debt securities with remaining maturities of 60 days or less may be valued based upon the amortized cost method. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

  Shares in each Fund are sold on a continuous basis by the Group's distributor, BISYS (the "Distributor"). The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, telephone the Group at (800) 766-8938.

PURCHASES OF SHARES

  Shares may be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by the Adviser or its correspondent or affiliated banks (collectively, the "Banks").

  Shares of the Funds sold to the Banks acting in a fiduciary, advisory, custodial, agency, or other similar capacity on behalf of Customers will normally be held of record by the Banks. With respect to Shares of the Funds so sold, it is the responsibility of the particular Bank to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of Shares will be recorded by the Banks and reflected in the account statements provided by the Banks to Customers. A Bank will exercise voting authority for those Shares for which it is granted authority by the Customer.

  Investors may also purchase Shares of a Fund by completing and signing an Account Registration Form and mailing it, together with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, payable to the appropriate Fund, to the 1st Source Monogram Funds, P.O. Box 182084, Columbus, Ohio 43218-2084. Subsequent purchases of Shares of that Fund may be made at any time by mailing a check (or other negotiable bank draft or money order) payable to the Group to the above address.

  If an Account Registration Form has been previously received by the Group, investors may also purchase Shares by wiring funds to the Funds' custodian. Prior to wiring any such funds and in order to ensure that wire orders are invested promptly, investors must call the Group at (800) 766-8938 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information.

  Shares of each Fund are purchased at the net asset value per share (see "VALUATION OF SHARES") next determined after receipt by the Distributor, its agents or broker-dealers with whom it has an agreement of an order in good form to purchase Shares plus any applicable sales charge as described below. Purchases of Shares of a Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES") of that Fund.

  For orders for the purchase of Shares of any of the Funds placed through a broker-dealer, the applicable public offering price will be the net asset value as so determined (plus any applicable sales charge), but only if the broker-dealer receives the order and transmits it to the Distributor prior to the Valuation Time for that day. The broker-dealer is responsible for transmitting such orders by the Valuation Time. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer. If the broker-dealer receives the order after the Valuation Time for that day, the price will be based on the net asset value determined as of the Valuation Time for the next Business Day.

  Depending upon the terms of a particular Customer's account, the Banks or their affiliates may charge a Customer account fees for automatic investment and other cash management services provided in connection with an investment in a Fund. Information concerning these services and any charges will be provided by the Banks. This Prospectus should be read in conjunction with any such information received from the Banks or their affiliates.

  Each Fund reserves the right to reject any order for the purchase of its Shares in whole or in part, including purchases made with foreign checks and third party checks not originally made payable to the order of the investor. Every Shareholder will receive a confirmation of each new transaction in his or her account, which will also show the total number of Shares owned by the Shareholder and the number of Shares being held in safekeeping by the Transfer Agent for the account of the Shareholder. Reports of purchases and redemptions of Shares by Banks on behalf of their Customers will be sent by the Banks to their Customers. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares will not be issued.

           1ST SOURCE MONOGRAM INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

  A 1st Source Monogram IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. 1st Source Monogram IRA contributions may be tax-deductible and earnings are tax deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

  All 1st Source Monogram IRA distribution requests must be made in writing to the Distributor. Any deposits to a 1st Source Monogram IRA must identify the type and year of the contributions.

  For more information on the 1st Source Monogram IRAs call the Group at (800) 766-8938. The rules relating to IRA eligibility, contributions and distributions are complex and change from time to time. Therefore, shareholders are advised to consult a tax adviser on 1st Source Monogram IRA contribution and withdrawal requirements and restrictions.

AUTO INVEST PLAN

  The 1st Source Monogram Funds Auto Invest Plan enables Shareholders to make regular semi-monthly, monthly or quarterly purchases of Shares of a Fund through automatic deduction from their bank accounts, provided that the

Shareholder's bank is a member of the Federal Reserve and the Automated Clearing House (ACH) system. With Shareholder authorization, the Transfer Agent will deduct the amount specified (subject to the applicable minimums described below) from the Shareholder's bank account which will automatically be invested in Shares of the designated Fund at the public offering price next determined after receipt of payment by the Transfer Agent. To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the Account Registration Form or a supplemental sign-up form which can be acquired by calling the Group at (800) 766-8938. For a Shareholder to change the Auto Invest instructions, the request must be made in writing to the Group at: 3435 Stelzer Road, Columbus, Ohio 43219.

  The Group may eliminate or change the Auto Invest Plan at any time or from time to time without notice thereof.

MINIMUM INVESTMENT

  The following table sets forth the minimum requirements for initial purchases of a Fund's Shares and any subsequent purchases made thereafter. As the table shows, these requirements may vary depending upon the method or methods used by the purchaser to invest in the Funds.

                           MINIMUM         MINIMUM
                        REQUIREMENTS     REQUIREMENTS
                             FOR             FOR
                           INITIAL        SUBSEQUENT
 METHOD OF PURCHASE       PURCHASES       PURCHASES
 ------------------    ---------------   ------------
For purchases other
than through the Auto
Invest Plan:
  Non-IRA............  $1,000 per Fund   $25 per Fund
  IRAs...............  $1,000 per Fund   $25 per Fund
For purchases made
through the Auto
Invest Plan:
  Non-IRA............  $   25 per Fund   $25 per Fund
  IRAs...............  $  250 per Fund   $25 per Fund

SPECIAL PURCHASE PROGRAMS

  For Employees of the Adviser or one of its Affiliates. The Adviser has arranged for lower minimum requirements for its employees and the employees of its affiliates (collectively, "Employees") to invest in the Funds. Regardless of the method chosen by an Employee to purchase Shares (e.g., whether or not for an IRA and whether or not through the Auto Invest Plan), all initial purchases of Shares in a Fund must be for a dollar amount of not less than $10 and all subsequent purchases of Shares in that Fund must be for a dollar amount of not less than $10.

  Employees should note that regardless of the amount that they use to open a 1st Source Monogram IRA, the annual fee of $10 will be deducted from their IRA account each December. Therefore, if an Employee opens a 1st Source Monogram IRA account with only the minimum investment and does not add to it during that year, the annual fee may reduce the Employee's IRA account balance to $0.

  For Payroll Deduction Plans. Lower minimum requirements are also available for people investing in the Funds through a payroll deduction plan offered by their employer. For purchases of Shares of a Fund through such a plan all initial purchases must be for a dollar amount of not less than (1) $10 and all subsequent purchases of Shares in that Fund must be for a dollar amount of not less than $10 per payroll deduction if you are paid at least twice a month or
(2) $25 and all subsequent purchases of Shares in that Fund must be for a dollar amount of not less than $25 per payroll deductions if you are paid less than twice a month.

IN-KIND PURCHASES

  Payment for Shares of a Fund may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for that Fund as described in this Prospectus. For further information about this form of payment, contact the Adviser. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the date of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form of transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

SALES CHARGES

  The public offering price of Shares of each of the Funds equals net asset value plus a sales charge calculated in accordance with the tables below. BISYS receives this sales charge as Distributor and reallows a portion of it as dealer discounts and brokerage commissions. However, the Distributor, in its sole discretion, may pay certain dealers all or part of the portion of the sales charge it receives. The broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an "underwriter" for purposes of the 1933 Act.

SALES CHARGES FOR THE
INCOME EQUITY, DIVERSIFIED EQUITY
AND SPECIAL EQUITY FUNDS

                                                       DEALER DISCOUNTS
                                                        AND BROKERAGE
                       SALES CHARGE                      COMMISSIONS
                       AS % OF NET     SALES CHARGE        AS % OF
                          AMOUNT      AS % OF PUBLIC        PUBLIC
 AMOUNT OF PURCHASE      INVESTED     OFFERING PRICE    OFFERING PRICE
 ------------------    ------------   --------------   ----------------
Less than $50,000....      5.26%           5.00%             4.50%
$50,000 but less than
 $100,000............      4.17            4.00              3.60
$100,000 but less
 than $250,000.......      3.09            3.00              2.70
$250,000 but less
 than $500,000.......      2.04            2.00              1.80
$500,000 but less
 than $1,000,000.....      1.52            1.50              1.35
$1,000,000 or more...         0               0                 0

SALES CHARGE FOR THE
INCOME FUND

                                                       DEALER DISCOUNTS
                                                        AND BROKERAGE
                       SALES CHARGE    SALES CHARGE      COMMISSIONS
                         AS % OF         AS % OF           AS % OF
                        NET AMOUNT        PUBLIC            PUBLIC
 AMOUNT OF PURCHASE      INVESTED     OFFERING PRICE    OFFERING PRICE
 ------------------    ------------   --------------   ----------------
Less than $50,000....      4.17%           4.00%             3.60%
$50,000 but less than
 $100,000............      3.63            3.50              3.15
$100,000 but less
 than $250,000.......      3.09            3.00              2.70
$250,000 but less
 than $500,000.......      2.04            2.00              1.80
$500,000 but less
 than $1,000,000.....      1.52            1.50              1.35
$1,000,000 or more...         0               0                 0

  From time to time, dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. The Distributor, at its own expense, will also provide additional compensation to dealers in connection with sales of Shares of the Funds. Such compensation will include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more funds of the Group, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at an exotic location, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of a

Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the NASD. None of the aforementioned compensation is paid for by any Fund or its Shareholders.

SALES CHARGE WAIVERS

  The Distributor may waive sales charges for the purchase of Shares of a Fund by or on behalf of:

  (1) Accounts for which FSC, the Adviser, banks and trust companies or one of their affiliates acts in a fiduciary, advisory, agency, custodial (other than for individual retirement accounts), or similar capacity;

  (2) Officers, trustees, directors, employees and retired employees (including spouses and children under the age of 21 of the foregoing) of FSC, the Adviser, the Group, BISYS and any affiliates thereof;

  (3) Purchasers pursuant to the terms of a payroll deduction plan, a 401(k) plan or a 403(b) plan which by its terms permits purchases of Shares of the Funds;

  (4) Purchasers using solely the proceeds from a distribution from an account for which the Adviser or an affiliate serves in a trust, fiduciary or agency capacity (this waiver only applies to the initial purchase of Shares with such proceeds);

  (5) Brokers, dealers and agents for their own account, who have a sales agreement with the Distributor, and their employees (and their spouses and children under the age of 21);

  (6) Orders placed on behalf of other investment companies distributed by The BISYS Group, Inc. or its affiliated companies, including the Distributor;

  (7) Investment advisers or financial planners regulated by a federal or state governmental authority who are purchasing Shares for their own account or for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who charge a management, consulting or other fee for their services, and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent; and

  (8) Investors purchasing Shares with proceeds from a redemption of shares of another open-end investment company (other than the Group) on which a sales charge was paid if (i) such redemption occurred with sixty (60) days prior to the date of the purchase order and (ii) satisfactory evidence of the purchaser's eligibility is provided to the Distributor at the time of purchase (e.g., a confirmation of the redemption).

  The Distributor may change or eliminate the foregoing waivers at any time or from time to time without notice thereof. The Distributor may also periodically waive all or a portion of the sales charge for all investors with respect to a Fund.

CONCURRENT PURCHASES

  For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of a Fund and one or more of the other Funds. For example, if a Shareholder concurrently purchases Shares in the Diversified Equity Fund at the total public offering price of $25,000 and Shares in the Income Fund at the total public offering price of $30,000, the sales charge on the Shares of the Funds so sold would be that applicable to a $55,000 purchase as shown in the tables above, i.e., 4.00% for the Shares of the Diversified Equity Fund and 3.50% for Shares of the Income Fund. This privilege, however, may be modified or eliminated at any time or from time to time by the Group without notice thereof.

LETTER OF INTENT

  An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Shares of a Fund at a designated total public offering price within a designated 13-month pe-riod. Each purchase of Shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Shares made not more than 90 days prior to the date such investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. This program may be modified or eliminated at any time or from time to time by the Group without notice. For further information about letters of intent, interested investors should contact the Group at (800) 766-8938. A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Shares actually purchased if the full amount indicated is not purchased, and such escrowed Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Shares, whether paid in cash or reinvested in additional Shares, are not subject to escrow. The escrowed Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. An adjustment will be made to reflect any reduced sales charge applicable to Shares purchased during the 90-day period prior to the date the Letter of Intent was entered into at the conclusion of the 13-month period and in the form of additional Shares credited to the Shareholder's account at the then current public offering price applicable to a single purchase of the total amount of the total purchases. Additionally, if the total purchases within the 13-month period exceed the amount specified, a similar adjustment will be made to reflect further reduced sales charges applicable to such purchases.

RIGHT OF ACCUMULATION

  Pursuant to the right of accumulation, investors are permitted to purchase Shares of a Fund at the public offering price applicable to the total of (a) the total public offering price of the Shares of the Fund then being purchased plus
(b) an amount equal to the then current net asset value of the purchaser's combined holdings of the Shares of all of the Funds. For example, if a Shareholder held Shares of the Special Equity Fund and the Income Fund with a total net asset value of $200,000 and wanted to invest $60,000 in the Income Equity Fund, the sales charge applicable to such $60,000 investment in the Income Equity Fund would be 2.00%. The "purchaser's combined holdings" described in the preceding sentence shall include the combined holdings of the purchaser, the purchaser's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to the right of accumulation, Shareholders must, at the time of purchase, give the Transfer Agent sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Group without notice.

EXCHANGE PRIVILEGE

  Shares of a Fund may be exchanged for Shares of any of the other Funds at respective net asset values upon the payment of a sales charge equal to the difference, if any, between the sales charge payable upon purchase of Shares of such Fund and the sales charge previously paid on the Fund Shares to be exchanged. With respect to every exchange, the amount to be exchanged must meet the applicable minimum investment requirements and the exchange must be made in states where it is legally authorized.

  An exchange is considered a sale of Shares for federal income tax purposes. However, a Share-holder may not include any sales charge on Shares of a Fund as a part of the cost of those Shares for purposes of calculating the gain or loss realized on an exchange of those Shares within 90 days of their purchase.

  The Group may at any time modify or terminate the foregoing exchange privileges. The Group, however, will give shareholders 60 days' advance written notice of any such modification.

  A Shareholder wishing to exchange his or her Shares may do so by contacting the Group at (800) 766-8938 or by providing written instructions to the Group. Any Shareholder who wishes to make an exchange should obtain and review the current prospectus of the Fund in which he or she wishes to invest before making the exchange. For a discussion of risks associated with unauthorized telephone exchanges, see "Redemption by Telephone" below.

REDEMPTION OF SHARES

  Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at a Bank. For example, if a Customer has agreed with a Bank to maintain a minimum balance in his or her account with the Bank, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Bank may redeem on behalf of the Customer, all or part of the Customer's Shares of a Fund to the extent necessary to maintain the required minimum balance.

Redemption by Mail


  A written request for redemption must be received by the Group, at the address shown on the front page of this Prospectus, in order to honor the request. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. The signature guarantee requirement will be waived if the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record, and (2) the redemption check is mailed to the Shareholder(s) at the address of record or mailed or wired to a commercial bank account previously designated on the Account Registration Form. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, a written request therefore must be received by the Transfer Agent. In connection with such request, the Transfer Agent will require a signature guarantee by an eligible guarantor institution.


  For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

Redemption by Telephone

  If a Shareholder has so designated on the Account Registration Form, a Shareholder may request a redemption of his or her Shares by telephoning the Group and having the payment of redemption requests sent electronically directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form or mailed directly to the Shareholder at the Shareholder's address as recorded by the Transfer Agent. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. The Group may reduce the amount of a wire redemption payment by the then-current wire redemption charge of the Funds' custodian. There is currently no charge for having payment of redemption requests mailed or sent electronically to a designated bank account. For telephone redemptions, call the Group at (800) 766-8938.

  Neither the Group, the Funds nor their service providers will be liable for any loss, damages, expense or cost arising out of any telephone redemption effected in accordance with a Fund's telephone redemption procedures, acting upon instructions reasonably believed to be genuine. Each Fund will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed, such Fund or its service providers may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verification of account name and account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, Shareholders are unable to effect telephone transactions, Shareholders may also mail the redemption request to the Group at the address shown on the front page of this Prospectus.

AUTO WITHDRAWAL PLAN

  The Auto Withdrawal Plan enables Shareholders of a Fund, with an account balance in such Fund of $5,000 or more, to make regular monthly or quarterly redemptions of Shares. With Shareholder authorization, the Transfer Agent will automatically redeem Shares at the net asset value on the dates of the withdrawal and have a check in the amount specified mailed to the Shareholder. The required minimum withdrawal is $25 monthly. To participate in the Auto Withdrawal Plan, Shareholders should call (800) 766-8938 for more information. Purchases of additional Shares concurrent with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities and sales charges. For a Shareholder to change the Auto Withdrawal instructions, the request must be made in writing to the Group.

PAYMENTS TO SHAREHOLDERS

  Redemption orders are effected at the net asset value per share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, each Fund will attempt to honor requests from Shareholders for next day payments upon redemption of Shares if the request for redemption is received by the Distributor before the Valuation Time on a Business Day or, if the request for redemption is received after the Valuation Time, to honor requests for payment on the second Business Day. Each Fund will attempt to so honor redemption requests unless it would be disadvantageous to that Fund or the Shareholders of that Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

  At various times, the Group may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Group may delay the forwarding of proceeds for up to 10 days or more until payment has been collected for the purchase of such Shares. The Group intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Group may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

  Due to the relatively high cost of handling small investments, each Fund reserves the right to redeem, at net asset value, the Shares of that Fund of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder (but not as a result of a decrease in the market price of such Shares, the deduction of any sales charge or the establishment of an account by an employee of the Adviser or one of its affiliates, by using the Auto Invest Plan or by participating in a payroll deduction plan), the account of such Shareholder has a value of less than $1,000. Accordingly, an investor purchasing Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her Shares. In addition, a former employee of the Adviser or a person who established an account by payroll deduction but stops making investments in that Fund under that plan may be subject to such involuntary redemption if the value of his or her account is below $1,000.


  Before a Fund exercises its right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares in his or her account is less than the minimum amount and will be allowed not less than 60 days to make an additional investment in an amount which will increase the value of the account to at least $1,000.

  See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" and "NET ASSET VALUE" in the Statement of Additional Information for examples of when the Group may suspend the right of redemption.

                              DIVIDENDS AND TAXES

DIVIDENDS

  A dividend for each of the Funds, other than the Special Equity Fund, is declared monthly at the close of business on the day of declaration and is generally paid monthly. A dividend for the Special Equity Fund is declared quarterly at the close of business on the day of declaration and is generally paid quarterly. Each such dividend consists of an amount of accumulated undistributed net income of that Fund as determined necessary or appropriate by the appropriate officers of the Group.

  Shareholders will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of that particular Fund at the net asset value as of the date of payment, unless the Shareholder elects to receive dividends or distributions in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent at 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

  Distributable net realized capital gains for each Fund are distributed at least annually. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares in a Fund.

  If a Shareholder elects to receive distributions in cash, and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, the Shareholder's cash election will be changed automatically and future dividend and capital gains distributions will be reinvested in that Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in that Fund at the per share net asset value determined as of the date of cancellation.

FEDERAL TAXES

  Each of the Funds is treated as a separate entity for federal income tax purposes and intends each year to qualify and elect to be treated as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code") for so long as such qualification is in the best interest of that Fund's Shareholders. Qualification as a regulated investment company under the Code requires, among other things, that the regulated investment company distribute to its shareholders at least 90% of its investment company taxable income. Each Fund contemplates declaring as dividends all or substantially all of that Fund's investment company taxable income (before deduction of dividends paid).

  A non-deductible 4% excise tax is imposed on regulated investment companies that do not dis-tribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. If distributions during a calendar year were less than the required amount, that Fund would be subject to a nondeductible 4% excise tax on the deficiency.

  A distribution will be treated as paid on December 31 of a calendar year if it is declared in October, November or December with a record date in such month and paid by a Fund during January of the following calendar year. Such distributions will be treated as received by Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  It is expected that each Fund will distribute annually to Shareholders all or substantially all of that Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to Shareholders for federal income tax purposes, even if paid in additional Shares of the Fund and not in cash. The dividends-received deduction for corporations will apply to the aggregate of such ordinary income distributions in the same proportion as the aggregate dividends eligible for the dividends deduction, if any, received by the Fund bear to its gross income. Since all of the Income Fund's net investment income is expected to be derived from earned interest and short-term capital gains, it is anticipated that no part of any distribution from such Fund will be eligible for the dividends received deduction for corporations.

  The excess of net long-term capital gains over short-term capital losses realized and distributed by a Fund and designated as capital gain dividends, whether paid in cash or reinvested in Fund shares, will be taxable to Shareholders. Capital gain dividends paid from the proceeds of sales of assets held by a Fund for more than one year will generally be taxed at a maximum federal income tax rate of 20%. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a Shareholder has held Fund shares.

  Prior to purchasing Shares, investors should carefully consider the effect of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid. Any such dividends or capital gains distributions paid shortly after a purchase of Shares prior to the record date will have the effect of reducing the per share net asset value of the Shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to tax.

  Additional information regarding federal taxes is contained in the Statement of Additional Information under the heading "ADDITIONAL INFORMATION--Additional Tax Information." However, the information contained in this Prospectus and the additional material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting the Funds and their Shareholders. Accordingly, potential investors are urged to consult their tax advisers concerning the application of federal, state and local taxes as such laws and regulations affect their own tax situation.

  Shareholders will be advised at least annually as to the federal and state income tax consequences of distributions made to them during the year.

                            MANAGEMENT OF THE GROUP

TRUSTEES OF THE GROUP

  Overall responsibility for management of the Group rests with its Board of Trustees. At any given time all Trustees of the Group may not have been elected by shareholders of the Group. The Group will be managed by the Trustees in accordance with the laws of Massachusetts governing business trusts. The Trustees, in turn, elect the officers of the Group to supervise its day-to-day operations.

  The Trustees of the Group receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS or BISYS Fund Services Inc., the sole general partner of BISYS, receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from the Group for acting as Administrator and under the Distribution Plan discussed below, may receive fees under the Administrative Services Plan discussed below, and may retain all or a portion of any sales load imposed upon purchases of Shares. BISYS Fund Services, Inc. receives fees from each of the Funds for acting as Transfer Agent and for providing certain fund accounting services.

INVESTMENT ADVISER


  1st Source Bank, 100 North Michigan Street, South Bend, Indiana 46634, is the investment adviser of each Fund. The Adviser is a wholly owned subsidiary of 1st Source Corporation, a publicly held bank holding company ("FSC"). The Adviser, which was founded in 1936, and its affiliates administer and manage, on behalf of their clients, trust assets which as of September 30, 1998, totalled approximately $1.6 billion. Of such amount, approximately $947 million are managed on behalf of personal trust customers and approximately $695 million are managed on behalf of employee benefit plans. The Adviser has over 60 years of banking experience and as of September 30, 1998, had, on a consolidated basis with FSC, over $2.5 billion in assets.


  Subject to the general supervision of the Board of Trustees of the Group and in accordance with the investment objectives and restrictions of the Funds, the Adviser manages, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Income Equity Fund, the Special Equity Fund and the Income Fund, and, through the Sub-Advisers, the Diversified Equity Fund.

  For the services provided and expenses assumed pursuant to its investment advisory agreement with the Group, the Adviser receives a fee from each of the Funds, computed daily and paid monthly, at the following rates: with respect to the Income Equity Fund, the annual rate of eighty one-hundredths of one percent (0.80%) of such Fund's average daily net assets; with respect to the Diversified Equity Fund, the annual rate of ninety-nine one-hundredths of one percent (0.99%) of such Fund's average daily net assets; with respect to the Special Equity Fund, the annual rate of eighty one-hundredths of one percent (0.80%) of such Fund's average daily net assets; and with respect to the Income Fund, the annual rate of fifty-five one-hundredths of one percent (0.55%) of such Fund's average daily net assets.

  The Adviser may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The Adviser may not seek reimbursement of such voluntarily reduced fees after the end of the fiscal year in which the fees were reduced. The reduction of such fee will cause the yield and total return of that Fund to be higher than they would otherwise be in the absence of such a reduction.

  Ralph Shive is the portfolio manager of the Income Equity Fund. Mr. Shive has served as Vice President and an Investment Officer of the Adviser since September, 1989. Generally, Mr. Shive has worked as an analyst and portfolio manager for 20 years after receiving his BBA from Southern Methodist University. Prior to joining the Adviser, he was employed by a brokerage firm and a private investment partnership in Dallas, Texas. He is a Chartered Financial Analyst and manages the Income Equity Fund as well as individual portfolios with a focus on "value" investing.

  Brian A. Bythrow is the portfolio manager of the Special Equity Fund. Mr. Bythrow joined the Adviser as an Investment Officer on April 3, 1998 as a portfolio manager and became primarily responsible for the day-to-day management of the Special Equity Fund. Prior thereto and since May, 1996, Mr. Bythrow served as an equity analyst with First of America Investment Corp. From January, 1995 to May, 1996, Mr. Bythrow worked as a credit analyst with Shoreline Bank, and from July, 1994 to December, 1994, Mr. Bythrow was a financial adviser with Pentad Securities. Prior thereto, Mr. Bythrow served as an officer in the United States Air Force. Mr. Bythrow received his BS from the U.S. Air Force Academy and MBA from California State University Sacramento and is currently working on his Chartered Financial Analyst certification.

  Pascal M. Romano is the portfolio manager of the Income Fund. Mr. Romano became the portfolio manager of the Income Fund effective January 26, 1998. Prior to that date, Mr. Romano had served as Assistant Vice President, Trust Officer and a portfolio manager with Citizens Banking Corporation since January,1996. From 1985 to December, 1995, Mr. Romano was employed by Alexander Hamilton Life Insurance Company, where for the last three years he served as Assistant Vice President and a portfolio manager. Mr. Romano is a Chartered Financial Analyst and has over 13 years of investment management experience with an emphasis on fixed income securities.

THE SUB-ADVISERS

  Pursuant to the terms of its Investment Advisory Agreement with the Group, the Adviser has entered into Sub-Investment Advisory Agreements with each of: Miller Anderson, One Tower Bridge, Suite 1100, West Conshohocken, Pennsylvania 19428; Loomis, 3 First National Plaza, Suite 5450, Chicago, Illinois 60600; and Standish, One Financial Center, Boston, Massachusetts 02111. Pursuant to the terms of such Sub-Investment Advisory Agreements, each of the Sub-Advisers has been retained by the Adviser to manage the day-to-day investment and reinvestment of a designated portion of the assets of the Diversified Equity Fund, subject to the direction and control of the Group's Board of Trustees, and the Adviser is responsible for selecting and monitoring each Sub-Adviser and reporting the activities of each Sub-Adviser to the Company's Board of Trustees.


  Miller Anderson was founded in 1969 and is a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. Miller Anderson provides advice primarily to institutions, including other investment companies, and currently has approximately $65.6 billion in assets under management, of which approximately $6.8 billion is managed using Miller Anderson's value style as described above. Robert J. Marcin, CFA, is primarily responsible for the day-to-day management of that portion of the Diversified Equity Fund's portfolio managed by Miller Anderson. Mr. Marcin has been a Partner with Miller Anderson since 1994, and has had more than 14 years of investment experience.



  Loomis is a limited partnership, the sole general partner of which is Loomis, Sayles & Company, Incorporated, One Financial Center, Boston, Massachusetts 02111. All of the outstanding shares of Loomis, Sayles & Company, Incorporated are owned by New England Investment Companies, L.P., a publicly-traded limited partnership ("NEIC"). As a result of the merger of New England Mutual Life Insurance Company with and into Metropolitan Life Insurance Company ("MET") on August 30, 1996, MET holds approximately 55% of the outstanding limited partnership units of NEIC. Loomis was founded in 1926 and has approximately $69 billion in assets under management. The Chicago office of Loomis was founded in 1952, and has currently approximately 72 clients and $3.9 billion in assets under management. Jerry Castellini is primarily responsible for the day-to-day management of that portion of the Diversified Equity Fund's portfolio managed by Loomis. Mr. Castellini has been

Managing Partner of Loomis since January, 1994, a Director since February, 1995 and has had more than 16 years of investment experience.


  Standish is a Massachusetts corporation founded in 1933 that is owned and operated by its Directors. Standish currently manages over $44 billion for more than 450 clients including individuals, endowments, pension plans, insurance companies, banks and other registered investment companies. Ralph S. Tate is primarily responsible for the day-to-day management of that portion of the Diversified Equity Fund's portfolio managed by Standish. Mr. Tate has been a Managing Director of Standish since 1995. Mr. Tate is also President of Standish International Management Company, L.P.


  For its services provided and expenses assumed pursuant to its Sub-Investment Advisory Agreement with the Adviser, each of Miller Anderson, Loomis and Standish receives from the Adviser a fee (computed daily and paid quarterly as a percentage of that portion of the Diversified Equity Fund's average daily net assets managed by that Sub-Adviser) at the following annual rates: for Miller Anderson, 0.625% up to $25,000,000 and 0.375% of the excess over $25,000,000;
for Loomis, 0.40% of average daily net assets managed; and for Standish, 0.45% of average daily net assets managed.

PROPOSED "MULTI-MANAGER" ARRANGEMENT FOR THE DIVERSIFIED EQUITY FUND

  The Adviser is currently seeking to implement a "multi-manager" arrangement with respect to the Diversified Equity Fund, which, if implemented, would permit the Adviser, subject to the approval of the Board of Trustees, to add, replace or terminate one or more sub-advisers and appoint additional sub-advisers, without receiving shareholder approval. Such a "multi-manager" arrangement is intended to facilitate the efficient operation of the Diversified Equity Fund by giving the Adviser the flexibility to add new sub-advisers without incurring the considerable time and expense of shareholder meetings convened solely for the purpose of approving such changes. At a meeting held on October 16, 1998, shareholders of the Diversified Equity Fund approved the adoption of the "multi-manager" arrangement. Before initiating the "multi-manager" arrangement, it is also necessary for the Fund to obtain exemptive relief from the SEC from the provisions of the 1940 Act that require shareholder approval of any sub-advisory agreements and any material amendments thereto. The Group has submitted an exemptive application to the SEC seeking such exemptive relief, however, there can be no guarantee that this exemptive relief will be granted.

ADMINISTRATOR AND DISTRIBUTOR

  BISYS is the administrator for each Fund and also acts as each Fund's principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates). BISYS and its affiliated companies, including BISYS Fund Services, Inc., are wholly owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and recordkeeping services to and through banks and other financial organizations.

  The Administrator generally assists in all aspects of a Fund's administration and operation. For expenses assumed and services provided as administrator pursuant to its management and administration agreement with the Group, the Administrator receives a fee from each Fund equal to the lesser of a fee computed daily and paid periodically, calculated at an annual rate of twenty one-hundredths of one percent (0.20%) of that Fund's average daily net assets or such other fee as may be agreed upon in writing by the Group and the Administrator. The Administrator may periodically voluntarily reduce all or a portion of its administration fee with respect to a Fund to increase the net income of such Fund available for distribution as dividends. The Administrator may not seek reimbursement of such reduced fees at a later date. The voluntary reduc-tion of such fee will cause the yield and total return of that Fund to be higher than they would otherwise be in the absence of such fee reduction.

  The Distributor acts as agent for each of the Funds in the distribution of their Shares and, in such capacity, solicits orders for the sale of Shares, advertises, and pays the costs of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Group, but receives compensation under the Distribution and Shareholder Service Plan described below and may retain all or a portion of any sales charge imposed upon the purchase of Shares. See "HOW TO PURCHASE AND REDEEM SHARES -- Sales Charges."

EXPENSES

  The Adviser and the Administrator each bear all expenses in connection with the performance of their services as investment adviser and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for a Fund. Each Fund will bear the following expenses relating to its operations: organizational expenses, taxes, interest, any brokerage fees and commissions, fees and expenses of the Trustees of the Group, Commission fees, state securities notification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to the Fund's current shareholders, outside auditing and legal expenses, advisory fees, fund accounting fees, fees and out-of-pocket expenses of the custodian and Transfer Agent, costs for independent pricing services, certain insurance premiums, costs of maintenance of the Group's existence, costs of shareholders' reports and meetings, distribution expenses incurred pursuant to the Distribution and Shareholder Service Plan described below, administrative services expenses incurred pursuant to the Administrative Services Plan described below and any extraordinary expenses incurred in the Fund's operation.

DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

  Pursuant to Rule 12b-1 under the 1940 Act, the Group has adopted a Distribution and Shareholder Service Plan (the "Plan"), under which each Fund is authorized to pay BISYS, as Distributor, a fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of that Fund (the "12b-1 Fee"). Payments of the 12b-1 Fee to BISYS pursuant to the Plan will be used (i) to compensate Participating Organizations (as defined below) for providing distribution assistance relating to Shares of a Fund, (ii) for promotional activities intended to result in the sale of Shares of the Funds such as to pay for the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Participating Organizations for providing shareholder services with respect to their customers who are, from time to time, beneficial and record holders of Shares of the Fund.

  Participating Organizations include banks, broker-dealers and other financial institutions (including BISYS, FSC, the Adviser and their affiliates). Such fee paid to BISYS may exceed the actual costs incurred by BISYS in providing such services and/or compensating such Participating Organizations. In addition, from time to time, BISYS may periodically voluntarily reduce all or a portion of its fee under the Plan with respect to a Fund to increase the net income of that Fund available for distribution as dividends. BISYS may not seek reimbursement of such reduced fees after the end of the fiscal year in which the fees were reduced. The voluntary reduction of such fee will cause the yield and total return of that Fund to be higher than they would otherwise be in the absence of such a fee reduction.

  BISYS may enter into, from time to time, other Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund's Shares such as those described above.

ADMINISTRATIVE SERVICES PLAN

  The Group has adopted an Administrative Services Plan (the "Services Plan") pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Service Organization"), which may include the Adviser, its correspondent and affiliated banks, and BISYS, which agree to provide certain ministerial, record keeping and/or administrative support services for their customers or account holders (collectively, "customers") who are the beneficial or record owner of Shares of that Fund. In consideration for such services, a Service Organization receives a fee from a Fund, computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net asset value of Shares of that Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services.

  The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Service Organizations receiving such compensation to perform certain ministerial, record keeping and/or administrative support services with respect to the beneficial or record owners of Shares of the Funds, such as processing dividend and distribution payments from the Fund on behalf of customers, providing periodic statements to customers showing their positions in the Shares of the Fund, providing sub-accounting with respect to Shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in Shares of the Fund pursuant to specific or pre-authorized instructions. As of the date hereof, no such servicing agreements have been entered into by the Group with respect to the Funds.

BANKING LAWS

  The Adviser believes that it possesses the legal authority to perform the investment advisory services for each Fund contemplated by its investment advisory agreement with the Group, as described in this Prospectus, without violation of applicable banking laws and regulations, and has so represented in its investment advisory agreement with the Group. Future changes in Federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which the Adviser could continue to perform such services for the Funds. See "MANAGEMENT OF THE GROUP--Glass-Steagall Act" in the Statement of Additional Information for further discussion of applicable law and regulations.

                              GENERAL INFORMATION

DESCRIPTION OF THE GROUP AND ITS SHARES

  The Group was organized as a Massachusetts business trust on January 8, 1992. The Group consists of several funds organized as separate series of shares. Each share represents an equal proportionate interest in a fund with other shares of the same fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the fund as are declared at the discretion of the Trustees (see "Miscellaneous" below).

  Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held, and will vote in the aggregate and not by series except as otherwise expressly required by law. For example, Shareholders of each Fund will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees. However, Shareholders of a Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of the Group's investment advisory agreement with respect to that Fund and the Plan.

  Overall responsibility for the management of the Funds is vested in the Board of Trustees of the Group. See "MANAGEMENT OF THE GROUP--Trustees of the Group." Individual

Trustees are elected by the shareholders of the Group, although Trustees may, under certain circumstances, fill vacancies, including vacancies created by expanding the size of the Board. Trustees may be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Group and Massachusetts law. See "ADDITIONAL INFORMATION--Miscellaneous" in the Statement of Additional Information for further information.

  An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, the investment advisory agreement, the Plan or a Fund's fundamental policies and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group does not intend to have an annual or special meeting.


  The Group has undertaken that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefore from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.


  As of September 30, 1998, the Adviser possessed, on behalf of its underlying accounts, voting or investment power with respect to more than 25% of the outstanding Shares of each Fund.

CUSTODIAN

  The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as the custodian for each of the Funds.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

  BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Funds' transfer agent pursuant to a Transfer Agency Agreement with the Group and receives a fee for such services. BISYS Fund Services, Inc. also provides certain accounting services for each Fund pursuant to a Fund Accounting Agreement and receives a fee for such services equal to the greater of (a) a fee computed at an annual rate of 0.03% of the Fund's average daily net assets or
(b) $50,000 minus the fee paid by such Fund under its Management and Administration Agreement with BISYS. See "Management of the Group--Transfer Agency and Fund Accounting Services" in the Statement of Additional Information for further information.

  While BISYS Fund Services, Inc. is a distinct legal entity from BISYS (the Group's administrator and distributor), BISYS Fund Services, Inc. is considered to be an affiliated person of BISYS under the 1940 Act due to, among other things, the fact that BISYS Fund Services, Inc. is the general partner of BISYS.

THE YEAR 2000 ISSUE

  The Funds rely extensively on various computer systems in carrying out their business activities, including the computer systems employed by the Adviser, the Sub-Advisers, the Administrator and Distributor, the Transfer Agent and the Custodian (collectively, the "Service Providers"). In this connection, the Funds are aware of the so-called "Year 2000 Issue" which involves the potential problems that may be confronted by computer systems users the day after December 31, 1999, when computers using date-sensitive software must be able to properly identify the Year 2000 in their systems. In the event that a computer system fails to make the proper identification of the Year 2000, this could result in a system failure or miscalculations causing disruptions of operations such as pricing errors and account maintenance failures. The Funds are working with the Service Providers to take steps that are reasonably designed to address the Year 2000 Issue with respect to the computer systems relied upon by the Funds. The Funds have no reason to believe that these steps will not be sufficient to avoid any material adverse impact on the Funds, although there can be no assurances of this. The costs or consequences of incomplete or untimely resolution of the Year 2000 Issue are unknown to the Funds and the Service Providers at this time but could have a material adverse impact on the operations of the Funds and the Service Providers.

MISCELLANEOUS

  Shareholders will receive unaudited semi-annual reports and annual reports audited by independent accountants.

  As used in this Prospectus and in the Statement of Additional Information, "assets belonging to the fund" means the consideration received by the fund upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Group not readily identified as belonging to a particular fund that are allocated to the fund by the Group's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Trustees of the Group as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a Fund are conclusive.

  As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of that Fund.

  Inquiries regarding any of the Funds may be directed in writing to the Group at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free (800) 766-8938.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTMENT ADVISER
1st Source Bank
100 North Michigan Street
South Bend, Indiana 46634

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Dechert Price & Rhoads
1775 Eye Street, N.W.
Washington, D.C. 20006

AUDITORS
PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, Ohio 43215

                               TABLE OF CONTENTS

                                       PAGE
                                       ----
PROSPECTUS SUMMARY...................    2
FEE TABLE............................    4
FINANCIAL HIGHLIGHTS.................    5
PERFORMANCE INFORMATION..............    8
INVESTMENT OBJECTIVES AND POLICIES...    9
INVESTMENT RESTRICTIONS..............   20
VALUATION OF SHARES..................   20
HOW TO PURCHASE AND REDEEM SHARES....   21
DIVIDENDS AND TAXES..................   29
MANAGEMENT OF THE GROUP..............   30
GENERAL INFORMATION..................   35

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR, BISYS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY ANY FUND OR BY BISYS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

LOGO

                               INCOME EQUITY FUND

                            DIVERSIFIED EQUITY FUND

                              SPECIAL EQUITY FUND

                                  INCOME FUND

                                1ST SOURCE BANK
                               Investment Adviser

                                Prospectus dated

                                October 23, 1998

                     1st Source Monogram Income Equity Fund

                   1st Source Monogram Diversified Equity Fund

                     1st Source Monogram Special Equity Fund

                         1st Source Monogram Income Fund

                         Each an Investment Portfolio of

                               The Coventry Group

                       Statement of Additional Information


                                October 23, 1998



This Statement of Additional Information is not a prospectus but should be read in conjunction with the prospectus for the 1st Source Monogram Income Equity Fund, 1st Source Monogram Diversified Equity Fund, 1st Source Monogram Special Equity Fund and 1st Source Monogram Income Fund dated the same date as the date hereof (the "Prospectus"), hereinafter referred to collectively as the "Funds" and singly, a "Fund". The Funds are separate investment portfolios of The Coventry Group (the "Group"), an open-end management investment company. This Statement of Additional Information is incorporated in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing the Funds at 3435 Stelzer Road, Columbus, Ohio 43219, or by telephoning toll free (800) 766-8938.

                       STATEMENT OF ADDITIONAL INFORMATION


                               THE COVENTRY GROUP


         The Coventry Group (the "Group") is an open-end management investment company which currently offers its shares in separate series. This Statement of Additional Information deals with four of such portfolios, 1st Source Monogram Diversified Equity Fund (the "Diversified Equity Fund"), 1st Source Monogram Income Equity Fund (the "Income Equity Fund"), 1st Source Monogram Special Equity Fund (the "Special Equity Fund") and 1st Source Monogram Income Fund (the "Income Fund"). Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Capitalized terms not defined herein are defined in the Prospectus. No investment in Shares of a Fund should be made without first reading the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

         The following policies supplement the investment objectives and policies of each Fund as set forth in the Prospectus.

         BANK OBLIGATIONS. Each of the Funds may invest in bank obligations such as bankers' acceptances, certificates of deposit, and demand and time deposits.

         Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and demand and time deposits will be those of domestic banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

         COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

         The Funds will purchase commercial paper consisting of issues rated at the time of purchase by one or more appropriate nationally recognized statistical rating organizations ("NRSRO") (e.g., Standard & Poor's Corporation and Moody's Investors Service, Inc.) in one of the two highest rating categories for short-term debt obligations. The Funds may also invest in commercial paper that is not rated but that is determined by the Adviser or the applicable Sub-Adviser, as the case may be, to be of comparable quality to instruments that are so rated by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of the NRSROs, see the Appendix.

         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes, in which the Income Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time within 30 days. While such notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns), must satisfy, for purchase by the Income Fund, the same criteria as set forth above for commercial paper for such Fund. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

         FOREIGN INVESTMENT. Investments in securities issued by foreign issuers, including ADRs, may subject the Funds to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. A Fund will acquire such securities only when the Adviser or the applicable Sub-Adviser, as the case may be, believes the risks associated with such investments are minimal.

         U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

         VARIABLE AND FLOATING RATE SECURITIES. The Income Fund may acquire variable and floating rate securities, subject to such Fund's investment objectives, policies and restrictions. A variable rate security is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate security is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such securities are frequently not rated by credit rating agencies; however, unrated variable and floating rate securities purchased by the Income Fund will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments eligible for purchase under such Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate security purchased by the Income Fund, the Income Fund may resell the security at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Income Fund to dispose of a variable or floating rate security in the event the issuer of the security defaulted on its payment obligations and the Income Fund could, as a result or for other reasons, suffer a loss to the extent of the default. To the extent that there exists no readily available market for such security and the Income Fund is not entitled to receive the principal amount of a note within seven days, such a security will be treated as an illiquid security for purposes of calculation of such Fund's limitation on investments in illiquid securities, as set forth in the Income Fund's investment restrictions. Variable or floating rate securities may be secured by bank letters of credit.

         RESTRICTED SECURITIES. Securities in which the Funds may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), such as securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the

Board of Trustees of the Group, the Adviser or Subadviser, as the case may be, has determined such securities to be liquid because such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable. Each Fund will limit its investment in Section 4(2) securities to not more than 10% of its net assets.

         OPTIONS TRADING. Each Fund may purchase and write (sell) put and call options. A put option gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. A call option gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Put and call options purchased by the Funds will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

         When a Fund writes a call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between bid and asked price. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

         Each Fund may also purchase or sell (write) index options. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

         FUTURES CONTRACTS. As discussed in the Prospectus, each of the Funds may enter into futures contracts. This investment technique is designed primarily to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which a Fund holds or intends to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

         The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

         Futures transactions involve brokerage costs and require a Fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid securities, to cover its performance under such contracts. A Fund may lose the expected benefit of futures transactions if interest rates, securities prices or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

         REGULATORY RESTRICTIONS. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract or writing a put option, a Fund will maintain in a segregated account cash or liquid securities equal to the value of such contracts.

         To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being classified as a "commodity pool operator," a Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by such Fund plus premiums paid by it for open options on futures would exceed 5% of such Fund's total assets. A Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which such Fund holds or intends to purchase.

         WHEN-ISSUED SECURITIES. As discussed in the Prospectus, the Income Fund may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When such Fund agrees to purchase securities on a "when-issued" basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Income Fund's custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, such Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Income Fund's commitment. It may be expected that the Income Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Income Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceeded 25% of the value of its total assets. Under normal market conditions, however, the

Income Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets.

         When the Income Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Income Fund's incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Income Fund will engage in "when-issued" delivery transactions only for the purpose of acquiring portfolio securities consistent with such Fund's investment objectives and policies and not for investment leverage.

         MORTGAGE-RELATED SECURITIES. The Income Fund may, consistent with its investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or issued by nongovernmental entities.

         Mortgage-related securities, for purposes of the Prospectus and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Income Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the security and lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Income Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Income Fund will receive when these amounts are reinvested.

         The Income Fund may also invest in mortgage-related securities which are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans. Mortgage-related securities will be purchased only if rated in the three highest bond rating categories assigned by one or more appropriate NRSROs, or, if unrated, which the Adviser deems to be of comparable quality.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         REPURCHASE AGREEMENTS. Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from banks and registered broker-dealers which the Adviser or the applicable Sub-Adviser, as the case may be, deems creditworthy under guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). This requirement will be continually monitored by the Adviser. If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees of the Group believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Group if presented with the question. Securities subject to repurchase agreements will be held by that Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS. As discussed in the Prospectus, each of the Funds may borrow funds by entering into reverse repurchase agreements in accordance with that Fund's investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

         SECURITIES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by such Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that such Fund bears directly in connection with its own operations. Investment companies in which the Funds may investment may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by such Fund and, therefore, will be borne directly by shareholders.

INVESTMENT RESTRICTIONS

         Each Fund's investment objective is a non-fundamental policy and may be changed without a vote of the holders of a majority of such Fund's outstanding Shares. In addition to the fundamental investment policies listed in the Prospectus, the following investment restrictions may be changed with respect to a particular Fund only by a vote of the majority of the outstanding Shares of that Fund (as defined under "ADDITIONAL INFORMATION - Vote of a Majority of the Outstanding Shares").

         In addition to the investment restrictions set forth in the Prospectus, each of the Funds may not:

         1. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities and except as may be necessary to make margin payments in connection with derivative securities transactions;

         2. Underwrite the securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities;"

         3. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction); and

         4. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund.

         The following additional investment restrictions may be changed without the vote of a majority of the outstanding Shares of a Fund. Each Fund may not:

         1. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act, or pursuant to any exemptions therefrom;

         2 Engage in any short sales; and

         3. Mortgage or hypothecate the Fund's assets in excess of one-third of the Fund's total assets.

         If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities, repurchase agreements with maturities in excess of seven days and other instruments in such Fund which are not readily marketable to exceed the limit set forth in such Fund's Prospectus for its investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such an event, however, such Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

PORTFOLIO TURNOVER

         The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.


         The portfolio turnover rates for each of the Diversified Equity Fund, the Income Equity Fund, the Special Equity Fund, and the Income Fund for the fiscal period ended June 30, 1998, were 95.13%, 70.46%, 124.55% and 208.32%, respectively.


         The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's Shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.

                                 NET ASSET VALUE

         As indicated in the Prospectus, the net asset value of each Fund is determined and the Shares of each Fund are priced as of the Valuation Time on each Business Day of that Fund. A "Business Day" of a Fund is a day on which the New York Stock Exchange is open for trading and any other day (other than a day on which no Shares of that Fund are tendered for redemption and no order to purchase any Shares of that Fund is received) during which there is sufficient trading in portfolio instruments that such Fund's net asset value per share might be materially affected. The New York Stock Exchange will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr.'s Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

         Investments in securities for which market quotations are readily available are valued based upon their current available prices in the principal market in which such securities are normally traded. Unlisted securities for which market quotations are readily available are valued at such market value. Securities and other assets for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Trustees of the Group. Short-term securities (i.e., with maturities of 60 days or less) are valued at either amortized cost or original cost plus accrued interest, which approximates current value.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares of each of the Funds are sold on a continuous basis by BISYS, and BISYS has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from BISYS, Shares may be purchased through procedures established by BISYS in connection with the requirements of accounts at the Adviser or the Adviser's affiliated entities (collectively, "Entities"). Customers purchasing Shares of the Funds may include officers, directors, or employees of the Adviser or the Entities.

         The Group may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension, or
(d) an emergency exists as a result of which (i) disposal by the Group of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Group to determine the fair value of its net assets.

                             MANAGEMENT OF THE GROUP

TRUSTEES AND OFFICERS

         Overall responsibility for management of the Group rests with its Board of Trustees. The Trustees elect the officers of the Group to supervise actively its day-to-day operations.

         The names of the Trustees and officers of the Group, their addresses, pages and principal occupations during the past five years are as follows:


                                              Position(s) Held                 Principal Occupation
Name, Address and Age                          With the Group                  During Past 5 Years
---------------------                   ----------------------------        ---------------------------------

Walter B. Grimm*                        Chairman, President and             From June 1992 to present,
3435 Stelzer Road                       Trustee                             employee of  BISYS Fund Services.
Columbus, Ohio  43219
Age: 52


Maurice G. Stark                        Trustee                             Retired. Until December 31, 1994, Vice
505 King Avenue                                                             President-Finance and Treasurer,
Columbus, Ohio  43201                                                       Battelle Memorial Institute (scientific
Age: 62                                                                     research and development service
                                                                            corporation).

Michael M. Van Buskirk                  Trustee                             From June 1991 to present, Executive
37 West Board Street                                                        Vice President of The Ohio Bankers'
Suite 1001                                                                  Association (trade association); from
Columbus, Ohio 43215-4162                                                   September 1987 to June 1991, Vice
Age: 50                                                                     President-Communications, TRW
                                                                            Information Systems Group (electronic
                                                                            and space engineering).

John H. Ferring IV                      Trustee                             From 1979 to present, President and
105 Bolte Lane                                                              Owner of Plaze, Incorporated, St.
St. Clair, Missouri                                                         Clair, Missouri
Age: 45

J. David Huber                          Vice President                      From June 1987 to present, employee of
3435 Stelzer Road                                                           BISYS Fund Services
Columbus, Ohio 43219
Age: 51

Jeffrey C. Cusick                       Vice President                      From July 1995 to present,
3435 Stelzer Road                                                           employee of BISYS Fund Services; from
Columbus, Ohio 43219                                                        October 1981 to July 1995, employee of
Age:  38                                                                    Federated Administrative Services.

Paul T. Kane                            Treasurer                           From December 1997 to present, employee
3435 Stelzer Road                                                           of BISYS Fund Services; from March 1985
Columbus, Ohio 43219                                                        to December 1997, employee of Fidelity
Age: 41                                                                     Investments.


George L. Stevens                       Secretary                           From September 1996 to present,
3435 Stelzer Road                                                           employee of BISYS Fund Services; from
Columbus, Ohio 43219                                                        September 1995 to September 1996,
Age: 47                                                                     Independent Consultant; from September
                                                                            1989 to September 1995, Senior Vice
                                                                            President, AmSouth Bank, N.A.

Alaina V. Metz                          Assistant Secretary                 From June 1995 to present, employee of
3435 Stelzer Road                                                           BISYS Fund Services; from May 1989 to
Columbus, Ohio 43219                                                        June 1995, employee of Alliance Capital
Age: 30                                                                     Management.

Richard B. Ille                         Assistant Secretary                 From July 1990 to present, employee of
3435 Stelzer Road                                                           BISYS Fund Services.
Columbus, Ohio 43219
Age: 33


--------------

*        Mr. Grimm is considered to be an "interested person" of the Group as defined in the 1940 Act.


         As of the date of this Statement of Additional Information, the Group's Officers and Trustees, as a group, own less than 1% of the Funds' outstanding Shares.

         The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS Fund Services receives fees from the Funds for acting as Administrator. BISYS Fund Services Ohio, Inc. receives fees from the Funds for acting as transfer agent and for providing certain fund accounting services. Messrs. Huber, Kane Stevens, Grimm, Ille and Cusick and Ms. Metz are employees of BISYS Fund Services.

         Trustees of the Group not affiliated with BISYS Fund Services receive from the Group an annual fee of $1,000, plus $2,250 for each regular meeting of the Board of Trustees attended and $1,000 for each special meeting of the Board attended in person and $500 for other special meetings of the Board attended by telephone and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with BISYS Fund Services do not receive compensation from the Group.

         For the twelve-month period ended June 30, 1998, the Trustees received the following compensation from the Group and from certain other investment companies (if applicable) that have the same investment adviser as the Funds or an investment adviser that is an affiliated person of the Group's investment adviser:





                                                            Pension or                          Total Compensation
                                       Aggregate        Retirement Benefits     Est. Annual     From Registrant and
                                     Compensation       Accrued As Part of     Benefits Upon       Fund Complex
Name of Trustee                     from the Funds         Fund Expenses        Retirement       Paid to Trustees
---------------                     --------------         -------------        ----------       ----------------

Walter B. Grimm                           $0                    $0                  $0                  $     0
Maurice G. Stark                          $0                    $0                  $0                  $11,500
Michael Van Buskirk                       $0                    $0                  $0                  $11,500
Chalmers P. Wylie*                        $0                    $0                  $0                  $ 9,000
John H. Ferring IV**                      $0                                                            $ 2,500

*        Mr. Wylie resigned as a Trustee effective May 14, 1998.
**       Mr. Ferring was elected as a Trustee effective May 14, 1998.


INVESTMENT ADVISER


         Investment advisory and management services are provided to the Funds by 1st Source Bank (the "Adviser"), pursuant to an Investment Advisory Agreement dated as of October 23, 1998. Under the terms of the Investment Advisory Agreement, the Adviser has agreed to provide, either directly or through one or more subadvisers, investment advisory services as described in the Prospectus of the Funds. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, each Fund pays the Adviser a fee, computed daily and paid monthly, at the following annual rates: (1) for the Diversified Equity Fund, ninety-nine one-hundredths of one percent (0.99%) of such Fund's average daily net assets; (2) for both the Income Equity Fund and the Special Equity Fund, eighty one-hundredths of one percent (0.80%) of such Fund's average daily net assets; and (3) for the Income Fund, fifty-five one-hundredths of one percent (0.55%) of such Fund's average daily net assets. The Adviser may from time to time voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends.


         For the fiscal year ended June 30, 1998 and for the fiscal period ended June 30, 1997, the Adviser earned the amounts indicated below with respect to its investment advisory services to the indicated Funds pursuant to the Investment Advisory Agreement.

                                                              Fiscal Year Ended         Fiscal Period Ended
                                                              June 30, 1998             June 30, 1997(1)
                  Diversified Equity Fund                      $  970,429                $  579,272

                  Income Equity Fund                              374,402                   207,742

                  Special Equity Fund                             272,600                   166,740

                  Income Fund                                     334,179                   210,181

----------------------

1 Commenced operations September 23, 1996, September 25, 1996, September 20, 1996 and September 24, 1996, respectively.



         Unless sooner terminated, the Investment Advisory Agreement will continue in effect until October 23, 2000, and year to year thereafter for successive annual periods if, as to each Fund, such continuance is approved at least annually by the Group's Board of Trustees or by vote of a majority of the outstanding Shares of the relevant Fund (as defined under "GENERAL INFORMATION Miscellaneous" in the Funds' Prospectus), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.


         The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

         The Adviser has licensed the name "1st Source Monogram" to the Funds on a royalty-free basis, and the Adviser has reserved to itself the right to grant the non-exclusive right to use the name "1st Source Monogram" to any other person. At such time as the Investment Advisory Agreement is no longer in effect, the Adviser may require the Funds to cease using the name "1st Source Monogram."

SUB-ADVISERS


          Pursuant to the terms of the Investment Advisory Agreement, the Adviser has entered into three separate Sub-Investment Advisory Agreements each dated as of October 23, 1998 (collectively, the "Sub-Advisory Agreements"). The first Sub-Advisory Agreement is with Miller Anderson & Sherrerd LLP, One Tower Bridge, Suite 1100, West Conshohocken, Pennsylvania 19428 ("Miller Anderson"). The second Sub-Advisory Agreement is with Loomis, Sayles & Company, L.P., 3 First National Plaza, Suite 5450, Chicago, Illinois 60600 ("Loomis"). The third Sub-Advisory Agreement is with Standish, Ayer & Wood, Inc., One Financial Center, Boston, Massachusetts 02111 ("Standish"). Pursuant to the terms of such Sub-Investment Advisory Agreements, Miller Anderson, Loomis and Standish have each been retained by the Adviser to manage the investment and reinvestment of a portion of the assets of the Diversified Equity Fund, subject to the direction and control of the Adviser and the Group's Board of Trustees.


         Under this arrangement, the Sub-Advisers are responsible for the day-to-day management of the Diversified Equity Fund's assets, investment performance, policies and guidelines, and maintaining certain books and records, and the Adviser is responsible for selecting and monitoring the performance of each of the Sub-Advisers, and for reporting the activities of the Sub-Advisers in managing the Diversified Equity Fund to the Group's Board of Trustees. For their services provided and expenses assumed pursuant to their respective Sub-Investment Advisory Agreement with the Adviser, the Sub-Advisers receive from the Adviser a fee (computed daily and paid quarterly as a percentage of the Diversified Equity Fund's average daily net assets managed by that Sub-Adviser) at the following annual rates: for Miller Anderson, 0.625% up to $25,000,000 and 0.375% of the excess over $25,000,000; for Loomis, 0.40% of average daily net assets managed; and for Standish, 0.45% of average daily net assets managed.

         Miller Anderson was founded in 1969 and is wholly owned by Morgan Stanley, Dean Witter, Discover & Co.

         Loomis was founded in 1926 and established its Chicago office in 1952. Loomis' sole general partner is Loomis, Sayles & Company, Incorporated.

         Standish was founded in 1933 and is owned and operated by its Directors.

         For the fiscal year ended June 30, 1998 and for the fiscal period ended June 30, 1997, the Sub-Advisers earned the amounts indicated below with respect to their subinvestment advisory services to the Diversified Equity Fund pursuant to the Sub-Investment Advisory Agreements:


                                                     Fiscal Year Ended          Fiscal Period Ended
                                                     -----------------          -------------------
                  Sub-Adviser                        June 30, 1998              June 30, 1997(1)
                  -----------                        -------------              ----------------

                  Miller Anderson                                                  $  109,119

                  Loomis                                                               89,219

                  Columbus Circle                                                     121,527
                  Investors(2)

                  Standish(3)                                 N/A                         N/A

----------------------

1    Commenced operations September 23, 1996.
2 Columbus Circle Investors ceased serving as a sub-investment adviser effective October 23, 1998.
3 Standish began serving as a sub-investment adviser effective October 23, 1998.




         Unless sooner terminated, each of the Sub-Investment Advisory Agreements continue in effect as to the Diversified Equity Fund until October 23, 2000, and thereafter for successive one-year periods if such continuance is approved at least annually by the Group's Board of Trustees or by vote of a majority of the outstanding shares of such Fund (as defined under "GENERAL INFORMATION -- Miscellaneous" in the Funds' Prospectus), and a majority of the Trustees who are not parties to the Sub-Investment Advisory Agreements or interested persons (as defined in the 1940 Act) of any party to the Sub-Investment Advisory Agreements by votes cast in person at a meeting called for such purpose. Each of the Sub-Investment Advisory Agreements are terminable as to the Diversified Equity Fund at any time on 60 days' written notice without penalty by the Fund, by vote of a majority of the outstanding shares of that Fund, or on 60 days' prior written notice from the Sub-Adviser. Such Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.


         Each of the Sub-Investment Advisory Agreements provide that the respective Sub-Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Group in connection with the performance of their duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the respective Sub-Advisers in the performance of their duties, or from reckless disregard of their duties and obligations thereunder.

PROPOSED "MULTI-MANAGER" ARRANGEMENT FOR THE DIVERSIFIED EQUITY FUND

         The Adviser is currently seeking to implement a "multi-manager" arrangement with respect to the Diversified Equity Fund, which, if implemented, would permit the Adviser, subject to the approval of the Board of Trustees, to add, replace or terminate one or more sub-advisers and appoint additional sub-advisers, without receiving shareholder approval. Such a "multi-manager" arrangement is intended to facilitate the efficient operation of the Diversified Equity Fund by giving the Adviser the flexibility to add new sub-advisers without incurring the considerable time and expense of shareholder meetings convened solely for the purpose of approving such changes. At a meeting held on October 16, 1998, shareholders of the Diversified Equity Fund approved the adoption of the "multi-manager" arrangement. Before initiating the "multi-manager" arrangement, it is also necessary for the Fund to obtain exemptive relief from the SEC from the provisions of the 1940 Act that require shareholder approval of any sub-advisory agreements and any material amendments thereto. The Group has submitted an exemptive application to the SEC seeking such exemptive relief, however, there can be no guarantee whether this exemptive relief will be granted.

PORTFOLIO TRANSACTIONS

         Pursuant to the Investment Advisory Agreement with respect to each Fund, other than the Diversified Equity Fund, the Adviser determines, subject to the general supervision of the Board of Trustees of the Group and in accordance with each such Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions. Pursuant to the Sub-Investment Advisory Agreements, the Sub-Advisers determine, subject to the supervision of the Adviser and the overall general supervision of the Group's Board of Trustees and in accordance with the Diversified Equity Fund's investment objectives and policies, which securities are to be purchased and sold by such Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions.

         Purchases and sales of portfolio securities with respect to the Income Fund usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price.

         Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Group, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

         Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser or the applicable Sub-Adviser, as the case may be, in its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Adviser or the applicable Sub-Adviser, as the case may be, may receive orders for transactions on behalf of the Funds. The Adviser and each Sub-Adviser are authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing each such Fund's brokerage transactions which is in excess of the amount of commission another broker would have charged for effecting that transaction if, but only if, the Adviser or Sub-Adviser, as the case may be, determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of that particular transaction or in terms of all of the accounts over which it exercises investment discretion. Any such research and other statistical and factual information provided by brokers to a Fund or to the Adviser or Sub-Adviser, as the case may be, is considered to be in addition to and not in lieu of services required to be performed by such Adviser or Sub-Adviser under its respective agreement regarding management of the Fund. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among the Funds and other clients of the Adviser or Sub-Adviser, as the case may be, who may indirectly benefit from the availability of such information. Similarly, the Funds may indirectly benefit from information made available as a result of transactions effected for such other clients. Under the Investment Advisory Agreement and Sub-Advisory Agreements, the Adviser and Sub-Advisers are permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event the Adviser and/or the Sub-Advisers do follow such a practice, they will do so on a basis which is fair and equitable to the Group and the Funds.

         While the Adviser and the Sub-Advisers generally seek competitive commissions, the Group may not necessarily pay the lowest commission available on each brokerage transaction, for reasons discussed above. For the fiscal year ended June 30, 1998, the Funds paid the following brokerage commissions in connection with their respective portfolio transactions:



                           Fund                            Brokerage Commissions
                           ----                            ---------------------

                  Diversified Equity Fund                        $147,712

                  Income Equity Fund                              149,674

                  Special Equity Fund                              97,013

                  Income Fund                                           0


         Except as otherwise disclosed to the Shareholders of the Funds and as permitted by applicable laws, rules and regulations, the Group will not, on behalf of the Funds, execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, the Sub-Advisers, BISYS, or their affiliates, and will not give preference to the Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

         Investment decisions for each Fund are made independently from those for the other Funds, other funds of the Group or any other investment company or account managed by the Adviser or any of the Sub-Advisers. Any such other fund, investment company or account may also invest in the same securities as the Group on behalf of the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another fund of the Group, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser or the Sub-Adviser, as the case may be, believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser and the Sub-Advisers may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory Agreement and the Sub- Advisory Agreements, in making investment recommendations for the Funds, neither the Adviser nor any Sub-Adviser will inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Group is a customer of the Adviser, any Sub-Adviser, any of their parents or subsidiaries or affiliates and, in dealing with its customers, the Adviser, the Sub-Advisers, their respective parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds or any other fund of the Group.


         For the fiscal year ended June 30, 1998, the Diversified Equity Fund held securities of its regular brokers or dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies. As of June 30, 1998, such Fund held $498,150 of common stock of Merrill, Lynch, Pierce, Fenner & Smith.


GLASS-STEAGALL ACT

         In 1971, the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE V. CAMP that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM V. INVESTMENT COMPANY INSTITUTE that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the BOARD OF GOVERNORS case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

         The Adviser believes that it possesses the legal authority to perform the services for the Funds contemplated by the Prospectus, this Statement of Additional Information and the Investment Advisory Agreement without violation of applicable statutes and regulations. Future changes in either Federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict the Adviser from continuing to perform such services for the Group. In addition, current state securities laws on the issue of the registration of banks as brokers or dealers may differ from the interpretation of federal law, and banks and financial institutions may be required to register as dealers pursuant to the laws of a specific state. Depending upon the nature of any changes in the services which could be provided by the Adviser, the Board of Trustees of the Group would review the Group's relationship with the Adviser and consider taking all action necessary in the circumstances.

         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of the Adviser and/or the Adviser's affiliated and correspondent banks in connection with Customer purchases of Shares of any of the Funds, those banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in the Group's method of operations would affect its net asset value per share or result in financial losses to any Customer.

ADMINISTRATOR

         BISYS serves as administrator (the "Administrator") to the Funds pursuant to a Management and Administration Agreement dated as of October __, 1998 (the "Administration Agreement"). The Administrator assists in supervising all operations of each Fund (other than those performed by the Adviser under the Investment Advisory Agreement, by the Sub-Advisers under the Sub-Advisory Agreements, by The Fifth Third Bank under the Custody Agreement and by BISYS Fund Services, Inc. under the Transfer Agency Agreement and Fund Accounting Agreement). The Administrator is a broker-dealer registered with the Commission, and is a member of the National Association of Securities Dealers, Inc. The Administrator provides financial services to institutional clients.

         Under the Administration Agreement, the Administrator has agreed to maintain office facilities; furnish statistical and research data, clerical, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefor; compile data for, assist the Group or its designee in the preparation of, and file all of the Funds' federal and state tax returns and required tax filings other than those required to be made by the Funds' custodian and Transfer Agent; prepare compliance filings pursuant to state securities laws with the advice of the Group's counsel; assist to the extent requested by the Group with the Group's preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement (on Form N-1A or any replacement therefor); compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of each Fund, including calculation of daily expense accruals; and generally assist in all aspects of the Funds' operations other than those performed by the Adviser under the Investment Advisory Agreement, by the Sub-Advisers under the Sub-Investment Advisory Agreements, by The Fifth Third Bank under the Custody Agreement and by BISYS Fund Services, Inc. under the Transfer Agency and Fund Accounting Agreements. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

         The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, equal to a fee calculated daily and paid periodically, at the annual rate equal to twenty one-hundredths of one percent (.20%) of that Fund's average daily net assets.

         For the fiscal year ended June 30, 1998 and for the fiscal period ended June 30, 1997, the Administrator earned and voluntarily waived the amounts indicated below with respect to its services to the indicated Funds pursuant to the Administration Agreement:



                                    Fiscal Year Ended              Fiscal Period Ended
                                    -----------------              -------------------
                                    June 30, 1998                  June 30, 1997(1)
                                    -------------                  ----------------

                                     Fees             Fees          Fees              Fees
                                    Earned           Waived        Earned            Waived
                                    ------           ------        ------            ------

Diversified Equity Fund             $176,443           --          $105,323             --

Income Equity Fund                    93,601           --            51,936             --

Special Equity Fund                   68,151           --            41,685          $2,171

Income Fund                          121,521           --            76,430             --


------------------

1 Commenced operations September 23, 1996, September 25, 1996, September 20, 1996 and September 24, 1996, respectively.

         Unless sooner terminated as provided therein, the Administration Agreement has an initial term expiring on October 23, 2001. The Administration Agreement thereafter shall be renewed automatically for successive one-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days' notice by the Group's Board of Trustees or by the Administrator.


         The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by any Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

DISTRIBUTOR


         BISYS serves as agent for each of the Funds in the distribution of its Shares pursuant to a Distribution Agreement dated as of October 23, 1998 (the "Distribution Agreement"). Unless otherwise terminated, the Distribution Agreement will continue in effect for successive annual periods if, as to each Fund, such continuance is approved at least annually by (i) by the Group's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) by the vote of a majority of the Trustees of the Group who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.


         In its capacity as Distributor, BISYS solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. BISYS receives no compensation under the Distribution Agreement with the Group, but may retain all or a portion of the sales charge imposed upon sales of Shares of each of the Funds.

         For the fiscal year ended June 30, 1998, BISYS as distributor received the following amounts in commissions for sales of shares of the Funds and reallowed the indicated amounts to other dealers:


                                                                     Fiscal Year Ended
                                                                     June 30, 1998
                                                                     -------------

                                                              Commissions       Amounts Reallowed
                                                              Received          to Dealers
                                                              --------          ----------

         Diversified Equity Fund                              $1,448.60         $247.44

         Income Equity Fund                                      933.63          480.10

         Special Equity Fund                                     551.23          454.83

         Income Fund                                              32.66           28.20


         As described in the Prospectus, the Group has adopted a Distribution and Shareholder Service Plan (the "Plan") with respect to the Funds pursuant to Rule 12b-1 under the 1940 Act under which each Fund is authorized to pay BISYS in an amount not in excess, on an annual basis, of 0.25% of the average daily net asset value of the Shares of that Fund (the "12b-1 Fee"). Payments of the 12b-1 Fee to BISYS will be used (i) to compensate Participating Organizations (as defined below) for providing distribution assistance relating to a Fund's Shares, (ii) for promotional activities intended to result in the sale of Shares and distribution of prospectuses to other than current shareholders, and (iii) to compensate Participating Organizations for providing shareholder services with respect to their customers who are, from time to time, beneficial and record holders of Shares. Participating Organizations include banks (including affiliates of the Adviser), broker-dealers, the Adviser, BISYS and other institutions. Payments to such Participating Organizations may be made pursuant to agreements entered into with BISYS.

         As required by Rule 12b-1, the Plan was approved by the initial Shareholder of each of the Funds and by the Board of Trustees, including a majority of the Trustees who are not interested persons of any of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan may be terminated as to a Fund by vote of a majority of the Independent Trustees, or by vote of majority of the outstanding Shares of that Fund. Any change in the Plan that would materially increase the distribution cost to a Fund requires Shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Group shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding Shares of the Fund. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit each Fund and its Shareholders.

         The Board of Trustees of the Group believes that the Plan is in the best interests of each Fund since it encourages Fund growth and maintenance of Fund assets. As a Fund grows in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

         BISYS may enter into, from time to time, Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund's Shares including, but not limited to, those discussed above.

         For the fiscal year ended June 30, 1998 and for the fiscal period ended June 30, 1997, the Funds incurred the following amounts pursuant to the Plan for payments to have been made to BISYS for certain distribution and shareholder services described above, all of which were voluntarily waived by BISYS:



                                                              Fiscal Year Ended         Fiscal Period Ended
                                                              -----------------         -------------------
                                                                June 30, 1998           June 30, 1997(1)
                                                                -------------           ----------------

                                                                                        Fees Incurred

                  Diversified Equity Fund                        $220,552                     $131,653

                  Income Equity Fund                              117,001                       64,713

                  Special Equity Fund                              85,188                       52,106

                  Income Fund                                     151,899                       95,550

------------------

1 Commenced operations September 23, 1996, September 25, 1996, September 20, 1996 and September 24, 1996, respectively.

ADMINISTRATIVE SERVICES PLAN

         As described in the Prospectus, the Group has also adopted an Administrative Services Plan (the "Services Plan") under which each Fund is authorized to pay certain financial institutions, including the Adviser, its correspondent and affiliated banks, and BISYS (a "Service Organization"), to provide certain ministerial, record keeping, and administrative support services to their customers who own of record or beneficially Shares in a Fund. Payments to such Service Organizations are made pursuant to Servicing Agreements between the Group and the Service Organization. The Services Plan authorizes each Fund to make payments to Service Organizations in an amount, on an annual basis, of up to 0.25% of the average daily net asset value of that Fund. The Services Plan has been approved by the Board of Trustees of the Group, including a majority of the Trustees who are not interested persons of the Group (as defined in the 1940
Act) and who have no direct or indirect financial interest in the operation of the Services Plan or in any Servicing Agreements thereunder (the "Disinterested Trustees"). The Services Plan may be terminated as to a Fund by a vote of a majority of the Disinterested Trustees. The Trustees review quarterly a written report of the amounts expended pursuant to the Services Plan and the purposes for which such expenditures were made. The Services Plan may be amended by a vote of the Trustees, provided that any material amendments also require the vote of a majority of the Disinterested Trustees. For so long as the Services Plan is in effect, selection and nomination of those Disinterested Trustees shall be committed to the discretion of the Group's Disinterested Trustees. All Servicing Agreements may be terminated at any time without the payment of any penalty by a vote of a majority of the Disinterested Trustees. The Services Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved by a majority of the Board of Trustees, including a majority of the Disinterested Trustees. As of the date hereof, the Group has not entered into any such servicing agreements.

CUSTODIAN


         The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263 (the "Custodian"), has been selected to serve as the Funds' custodian pursuant to the Custody Agreement dated as of October 23, 1998. The Custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments.


TRANSFER AGENCY AND FUND ACCOUNTING SERVICES


         BISYS Fund Services, Inc. serves as transfer agent and dividend disbursing agent (the "Transfer Agent") for all of the Funds pursuant to the Transfer Agency Agreement dated as of October 23, 1998. Pursuant to such Agreement, the Transfer Agent, among other things, performs the following services in connection with each Fund's shareholders of record: maintenance of shareholder records for each of the Fund's shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of shares of the

Funds on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services the Transfer Agent receives a fee based on the number of shareholders of record.


         In addition, BISYS Fund Services, Inc. provides certain fund accounting services to the Funds pursuant to a Fund Accounting Agreement dated as of October 23, 1998. BISYS Fund Services, Inc. receives a fee from each Fund for such services equal to the greater of (a) a fee computed at an annual rate of three one-hundredths of one percent (.03%) of that Fund's average daily net assets, or (b) $50,000 minus the fee paid by such Fund under its Management and Administration Agreement with BISYS of the same date. Under such Agreement, BISYS Fund Services, Inc. maintains the accounting books and records for each Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Fund's custodian, affirmation to the Fund's custodian of all portfolio trades and cash settlements, verification and reconciliation with the Fund's custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund.


AUDITORS

         PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, Ohio 43215, has been selected as independent auditors for the Funds for their current fiscal year. PricewaterhouseCoopers LLP performs an annual audit of the Funds' financial statements and provides other related services. Reports of their activities are provided to the Group's Board of Trustees.

LEGAL COUNSEL

         Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, is counsel to the Group.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

         The Group is a Massachusetts business trust organized on January 8, 1992. The Group's Declaration of Trust is on file with the Secretary of State of Massachusetts. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, with a par value of $0.01 per share. The Group consists of several funds organized as separate series of shares. The Group's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Group into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Group, shareholders of a fund are entitled to receive the assets available for distribution belonging to that fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Group shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Group voting without regard to series.

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Group. However, the Declaration of Trust disclaims liability of the Shareholders, Trustees or officers of the Group for acts or obligations of the Group, which are binding only on the assets and property of the Group, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Group or the Trustees. The Declaration of Trust provides for indemnification out of Group property for all loss and expense of any shareholder held personally liable for the obligations of the Group. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Group itself would be unable to meet its obligations, and thus should be considered remote.


         As of October 7, 1998, the following is the only entity known to the Group who owns of record or beneficially 5% or more of the outstanding Shares of any Fund: 1st Source Bank, P. O. Box 1602, South Bend, Indiana 46634 owned of record and beneficially 95.95% of the issued and outstanding Shares of the Income Fund, 95.18% of the issued and outstanding Shares of the Income Equity Fund, 96.96% of the issued and outstanding Shares of the Diversified Equity Fund and 95.06% of the issued and outstanding Shares of the Special Equity Fund.


VOTE OF A MAJORITY OF THE OUTSTANDING SHARES

         As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of that Fund.

ADDITIONAL TAX INFORMATION

         Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to Shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

         Each of the Funds is treated as a separate entity for federal income tax purposes and intends each year to qualify and elect to be treated as a "regulated investment company" under the Code, for so long as such qualification is in the best interest of that Fund's shareholders. To qualify as a regulated investment company, each Fund must, among other things: diversify its investments within certain prescribed limits; derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and, distribute to its Shareholders at least 90% of its investment company taxable income for the year. In general, a Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net mid-term or net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

         A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, a Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Although each Fund expects to qualify as a "regulated investment company" and thus to be relieved of all or substantially all of its federal income tax liability, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its Shareholders). In such event, dividend distributions would be taxable to Shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

         It is expected that each Fund will distribute annually to Shareholders all or substantially all of the Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to Shareholders for federal income tax purposes, even if paid in additional Shares of the Fund and not in cash.

         The excess of net long-term capital gains over short-term capital losses realized and distributed by a Fund and designated as capital gain dividends, whether paid in cash or reinvested in Fund shares, will be taxable to Shareholders. Capital gain dividends paid from the proceeds of sales of assets held by a Fund for more than one year will generally be taxed at a maximum federal income tax rate of 20%. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a Shareholder has held Fund shares.

         Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

         Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. Each Fund will designate the portion of any distributions which qualify for the 70% dividends received deduction. The amount so designated may not exceed the amount received by the Fund for its taxable year that qualifies for the dividends received deduction. Because all of the Income Fund's net investment income is expected to be derived from earned interest, it is anticipated that no distributions from that Fund will qualify for the 70% dividends received deduction.

         Foreign taxes may be imposed on a Fund by foreign countries with respect to its income from foreign securities, if any. It is expected that, because less than 50% in value of each Fund's total assets at the end of its fiscal year will be invested in stocks or securities of foreign corporations, none of the Funds will be entitled under the Code to pass through to its Shareholders their pro rata share of the foreign taxes paid by the Fund. Any such taxes will be taken as a deduction by such Fund.

         Each Fund may be required by federal law to withhold and remit to the U.S. Treasury 31% of taxable dividends, if any, and capital gain distributions to any Shareholder, and the proceeds of redemption or the values of any exchanges of Shares of a Fund by the Shareholder, if such Shareholder (1) fails to furnish the Group with a correct taxpayer identification number, (2) under-reports dividend or interest income, or (3) fails to certify to the Group that he or she is not subject to such withholding. An individual's taxpayer identification number is his or her Social Security number.

         Information as to the Federal income tax status of all distributions will be mailed annually to each Shareholder.

         MARKET DISCOUNT. If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

         ORIGINAL ISSUE DISCOUNT. Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

         OPTIONS, FUTURES AND FORWARD CONTRACTS. Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which a Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

         Transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

         Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to a Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to Shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to Shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

         CONSTRUCTIVE SALES. Certain Code provisions may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

         SECTION 988 GAINS OR LOSSES. Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its Shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to Shareholders, rather than as an ordinary dividend, reducing each Shareholder's basis in his or her Fund shares.

         PASSIVE FOREIGN INVESTMENT COMPANIES. A Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to Shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

YIELD

         As summarized in the Prospectus under the heading "Performance Information," yields of the Funds will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by a Fund Share's maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield will vary from time to time depending upon market conditions, the composition of the particular Fund's portfolio and operating expenses of the Group allocated to each Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund's Shares and to the relative risks associated with the investment objectives and policies of each of the Funds.


         For the 30-day period ended June 30, 1998, the yields for the Income Equity Fund and the Income Fund were 2.13% and 5.02%, respectively, assuming the imposition of the maximum sales charge, and 2.24% and 5.23%, respectively, excluding the effect of any sales charge.


CALCULATION OF TOTAL RETURN

         As summarized in the Prospectus under the heading "Performance Information," average annual total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by:
(1) adding to the total number of Shares purchased by a hypothetical $1,000 investment in that Fund all additional Shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of Shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year.

         For the one year, five year and ten year periods ended June 30, 1998, and the respective periods from commencement of operations to June 30, 1998, the average annual total returns for the Diversified Equity Fund, the Income Equity Fund, the Special Equity Fund and the Income Fund are set forth in the following table. Such performance information includes the prior performance of the respective collective investment funds ("CIFs") for such Funds during those periods which had been restated to reflect the current fees for those Funds. These CIFs were operated with the same investment objective and used investment strategies and techniques that are in all material respects equivalent to those used for the Funds. During the time period of their existence the CIFS were not registered under the 1940 Act and therefore were not subject to certain investment restrictions that are imposed under the 1940 Act. If the CIFs had been registered under the 1940 Act, their performance may have been adversely affected.



                                                        AVERAGE ANNUAL TOTAL RETURN

                              With Maximum Sales Load (1)                           Without Sales Load
                     Since          1 Year   5 Years    10 Years       Since        1 year    5 Years   10 Years
Fund               Inception                                         Inception

Diversified
Equity(2)            12.95%         21.46%     17.24%    15.51%        13.41%         27.85%    18.46%    16.10%

Income Equity(3)     13.76%         12.21%     15.98%    13.81%        14.24%         18.15%    17.16%    14.38%

Special Equity(3)    11.97%         (3.18%)     9.90%    12.45%        12.43%          1.86%    11.01%    13.04%

Income(2)             7.30%          3.94%      4.71%     7.09%         7.63%          8.24%     5.56%     7.52%

-------------
1 The maximum sales load for the Diversified Equity, Income Equity and Special Equity Funds is 5.00%. For the Income Fund, the maximum sales load is 4.00%.
2        Commenced operations June 30, 1985.
3        Commenced operations November 30, 1985.



         Of course, past performance is no guarantee as to future performance.

DISTRIBUTION RATES

         Each of the Funds may from time to time advertise current distribution rates which are calculated in accordance with the method disclosed in the Prospectus.

PERFORMANCE COMPARISONS

         Investors may judge the performance of the Funds by comparing them to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, Morningstar, Inc., Ibbotson Associates, CDA/Wiesenberger, The New York Times, Business Week, U.S.A. Today and local periodicals. In addition to performance information, general information about these Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Funds may also include in advertisements and reports to shareholders information discussing the performance of the Adviser in comparison to other investment advisers and to other banking institutions.

         From time to time, the Group may include the following types of information in advertisements, supplemental sales literature and reports to
Shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Group;
(5) descriptions of investment strategies for one or more of such Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and
(9) testimonials describing the experience of persons that have invested in one or more of the Funds. The Group may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.

         Current yields or total return will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or total return may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and total return are functions of a Fund's quality, composition and maturity, as well as expenses allocated to such Fund. Fees imposed upon Customer accounts by the Adviser or its affiliated or correspondent banks for cash management services will reduce a Fund's effective yield and total return to Customers.

MISCELLANEOUS

         Individual Trustees are generally elected by the Shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Generally, shareholders owning not less than 20% of the outstanding shares of the Group entitled to vote may cause the Trustees to call a special meeting. However, the Group has represented to the Commission that the Trustees will call a special meeting for the purpose of considering the removal of one or more Trustees upon written request therefor from shareholders owning not less than 10% of the outstanding votes of the Group entitled to vote. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

         The Group is registered with the Commission as a management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Group.

         The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesperson, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.

FINANCIAL STATEMENTS

         The financial statements of the Funds appearing in the Annual Report to Shareholders for the fiscal year ended June 30, 1998 have been audited by PricewaterhouseCoopers LLP, and are incorporated by reference herein.

                                TABLE OF CONTENTS


INVESTMENT OBJECTIVES AND POLICIES.............................................2

   ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS.............................2
   INVESTMENT RESTRICTIONS....................................................10
   PORTFOLIO TURNOVER.........................................................11

NET ASSET VALUE...............................................................11


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................12


MANAGEMENT OF THE GROUP.......................................................12

   TRUSTEES AND OFFICERS......................................................12
   INVESTMENT ADVISER.........................................................15
   SUBADVISERS................................................................17
   PORTFOLIO TRANSACTIONS.....................................................19
   GLASS-STEAGALL ACT.........................................................21
   ADMINISTRATOR..............................................................22
   DISTRIBUTOR................................................................24
   ADMINISTRATIVE SERVICES PLAN...............................................27
   CUSTODIAN..................................................................27
   TRANSFER AGENCY AND FUND ACCOUNTING SERVICES...............................27
   AUDITORS...................................................................28
   LEGAL COUNSEL..............................................................28

ADDITIONAL INFORMATION........................................................29

   DESCRIPTION OF SHARES......................................................29
   VOTE OF A MAJORITY OF THE OUTSTANDING SHARES...............................30
   ADDITIONAL TAX INFORMATION.................................................30
   YIELD......................................................................35
   CALCULATION OF TOTAL RETURN................................................35
   DISTRIBUTION RATES.........................................................36
   PERFORMANCE COMPARISONS....................................................37
   MISCELLANEOUS..............................................................38
   FINANCIAL STATEMENTS.......................................................38

                                     PART C
                                     ------

                                OTHER INFORMATION
                                -----------------

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS

                  Included in Part A:

                  Financial Highlights of the Funds


                  Incorporated by Reference in Part B:

                  Report of Independent Accountants dated August 11, 1998

                  Statements of Assets and Liabilities at June 30, 1998

                  Statements of Operations for the year ended June 30, 1998

                  Statements of Changes in Net Assets for the period ended June 30, 1997 and the year ended June 30, 1998

                  Schedules of Portfolio Investments as of June 30, 1998


                  Notes to Financial Statements

                  Financial Highlights for the period from commencement of operations to June 30, 1997 and for the year ended June 30, 1998

         (b)      EXHIBITS

                  (1)      Declaration of Trust(1)

                  (2)      (a)     By-Laws(2)


----------
1        Filed with initial Registration Statement on January 8, 1992.
2        Filed with Post-Effective Amendment No. 2 on September 4, 1992.

                           (b) Establishment and Designation of Series of Shares (1st Source Monogram Income Equity Fund; 1st Source Monogram Diversified Equity Fund; 1st Source Monogram Special Equity Fund and 1st Source Monogram Income Fund)


                  (3)      Not Applicable

                  (4) Certificates for Shares are not issued. Articles IV, V, VI and VII of the Declaration of Trust, previously filed as Exhibit 1 hereto, define rights of holders of Shares.


                  (5)      (a)     Investment Advisory Agreement between
                                   Registrant and 1st Source Bank (with respect to the 1st Source Monogram Funds)

                           (b) Sub-Investment Advisory Agreement between 1st Source Bank and Miller Anderson & Sherrerd LLP (with respect to 1st Source Monogram Diversified Equity Fund)

                           (c) Sub-Investment Advisory Agreement between 1st Source Bank and Loomis, Sayles & Company, L.P. (with respect to 1st Source Monogram Diversified Equity Fund)

                           (d) Sub-Investment Advisory Agreement between 1st Source Bank and Standish, Ayer & Wood, Inc. (with respect to 1st Source Monogram Diversified Equity Fund)

                  (6) Distribution Agreement between Registrant and BISYS Fund Services


                  (7)      Not Applicable

                  (8) Custody Agreement between Registrant and The Fifth Third Bank (with respect to the 1st Source Monogram Funds)


                  (9)      (a)     Management and Administration Agreement
                                   between the Registrant and BISYS Fund
                                   Services (with respect to the 1st Source
                                   Monogram Funds)

                           (b) Fund Accounting Agreement between the Registrant and BISYS Fund Services Ohio, Inc. (with respect to the 1st Source Monogram Funds)

                           (c) Transfer Agency Agreement between the Registrant and BISYS Fund Services Ohio, Inc. (with respect to the 1st Source Monogram Funds)


                  (10)     Not Applicable


                  (11)     Consent of Independent Accountants


                  (12)     Not Applicable

                  (13)     Not Applicable

                  (14)     Not Applicable


                  (15) Distribution and Shareholder Services Plan (with respect to the 1st Source Monogram Funds)


                   (16)    Not Applicable

                   (18)    Not Applicable

                   (27)    Financial Data Schedules

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  Not applicable.

ITEM 26. NUMBER OF RECORD HOLDERS


                  As of September 30, 1998, the number of record holders of each series of the Registrant was as follows:

                  Brenton U.S. Government Money Market Fund               724
                  Brenton Intermediate U.S. Government Securities          51
                    Fund                                                  495
                  Brenton Value Equity Fund

                  The Shelby Fund                                            25
                  The Willamette Value Fund                               1,167
                  1st Source Monogram Income Equity Fund                     64
                  1st Source Monogram Diversified Equity Fund                76
                  1st Source Monogram Special Equity Fund                    69
                  1st Source Monogram Income Fund                            17



ITEM 27. INDEMNIFICATION

         Article IV of the Registrant's Declaration of Trust states as follows:

         SECTION 4.3.  MANDATORY INDEMNIFICATION.

         (a) Subject to the exceptions and limitations contained in paragraph
         (b) below:

                  (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; and

                  (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         (b) No indemnification shall be provided hereunder to a Trustee or officer:

                  (i) against any liability to the Trust, a Series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                  (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

                  (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                           (A) by the court or other body approving the settlement or other disposition; or

                           (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (1) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office acts on the matter) or (2) written opinion of independent legal counsel.

         (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

         (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

                  (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

                  (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees acts on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

         As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS AND THEIR OFFICERS AND DIRECTORS

                  (a) 1st Source Bank, South Bend, Indiana ("FSB"), is the investment adviser for 1st Source Monogram Special Equity Fund, 1st Source Monogram Income Fund, 1st Source Monogram Diversified Equity Fund and 1st Source Monogram Income Equity Fund. FSB is a wholly-owned subsidiary of 1st Source Corporation. To the knowledge of the Registrant, none of the directors or officers of FSB, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain officers and directors of FSB also hold positions with FSB's parent, First Source Corporation. Set forth below are the names and principal businesses of the directors of FSB who are engaged in any other business, profession, vocation, or employment of a substantial nature.


Name                                         Position with FSB                   Principal Occupation
----                                         -----------------                   --------------------

Rev. E. William Beauchamp                    Director                           Executive Vice President University
                                                                                of Notre Dame South Bend, IN  46556

Paul R. Bowles                               Director                           Former Senior Vice President-Clark
                                                                                Equipment Company 1202 East Jefferson
                                                                                South Bend, IN 46617 (off-highway
                                                                                components and construction
                                                                                machinery manufacturing)


Philip J. Faccenda                           Director                           President
                                                                                Bear Financial, Inc.


Name                                         Position with FSB                  Principal Occupation
----                                         -----------------                  --------------------

                                                                                1222 E. Erskine Manor Hill
                                                                                South Bend, IN 46617
                                                                                (venture capital)
                                                                                Chairman, President, Chief Executive

Daniel B. Fitzpatrick                        Director                           Officer and Director
                                                                                Quality Dining, Inc.
                                                                                P.O. Box 416
                                                                                South Bend, IN 46624
                                                                                (quick service and casual dining
                                                                                restaurant operator)

Terry L. Gerber                              Director                            President and Chief Executive
                                                                                 Officer
                                                                                 Gerber Manufacturing Company, Inc.
                                                                                 1417 Olivia Circle
                                                                                 South Bend, IN 46614
                                                                                 (manufacturer of police and
                                                                                 emergency outerwear)

Lawrence E. Hiler                            Director                            President
                                                                                 Hiler Industries
                                                                                 P.O. Box 639
                                                                                 La Porte, IN 46350
                                                                                 (metal casting)

Anne M. Hillman                              Director                            Civic Leader
                                                                                 3904 Nall Court
                                                                                 South Bend, IN 46614

Hollis E. Hughes, Jr.                        Director                            Executive Director
                                                                                 United Way of
                                                                                 St. Joseph County
                                                                                 3517 E. Jefferson
                                                                                 P.O. Box 6396
                                                                                 South Bend, IN 46660

H. Thomas Jackson                            Director                            Chairman
                                                                                 Bornemann Coated Fabrics
                                                                                 Bornemann Products
                                                                                 P.O. Box 208



Name                                         Position with FSB                  Principal Occupation
----                                         -----------------                  --------------------


                                                                                 Bremen, IN 46506
                                                                                 (vinyl sales)

William P. Johnson                           Director                            Chairman & CEO
                                                                                 Goshen Rubber Co., Inc.
                                                                                 1525 S. 10th
                                                                                 Goshen, IN 46527
                                                                                 (manufacturer of automotive rubber
                                                                                 parts)

Craig A. Kapson                              Director                            President
                                                                                 Jordan Ford, Toyota, Volvo, Lincoln
                                                                                 Mercury
                                                                                 609 E. Jefferson
                                                                                 Mishawaka, IN 46545
                                                                                 (automobile sales)

David L. Lerman                              Director                            President
                                                                                 Steel Warehouse Company, Inc.
                                                                                 2722 West Tucker Drive
                                                                                 South Bend, IN 46624
                                                                                 (warehouse storage)

Richard J. Pfeil                             Director                            Chairman and President
                                                                                 Koontz-Wagner Electric Co.
                                                                                 3801 Voorde Drive
                                                                                 South Bend, IN 46628
                                                                                 (electrical equipment repair,
                                                                                 construction and installation)

John T. Phair                                Director                            Vice President
                                                                                 The Holladay Corporation
                                                                                 220 Colfax, Suite 200
                                                                                 South Bend, IN 46601
                                                                                 (property management)

Mark D. Schwabero                            Director                            Executive Vice President
                                                                                 Bosch Braking Systems Corp.
                                                                                 401 N. Bendix Drive
                                                                                 South Bend, IN 46634
                                                                                 (manufacturers of automotive brakes
                                                                                 and brake


Name                                         Position with FSB                  Principal Occupation
----                                         -----------------                  --------------------

                                                                                 components)

Elmer H. Tepe                                Director                            President
                                                                                 E.H. Tepe Co.
                                                                                 c/o 1st Source Corporation
                                                                                 100 North Michigan Street
                                                                                 South Bend, IN 46634
                                                                                 (holding company)


         (b) Miller Anderson and Sherrerd LLP, West Conshohocken, Pennsylvania ("Miller Anderson") is a sub-investment adviser for 1st Source Monogram Diversified Equity Fund. Miller Anderson is wholly owned by Morgan Stanley, Dean Witter, Discover & Co., 1585 Broadway, New York, New York 10036. The business and other connections of Miller Anderson's Officers and Directors are set forth in the Uniform Application for Investment Adviser Registration ("Form ADV") of Miller Anderson as currently on file with the Commission and which is incorporated by reference herein.

         (c) Loomis Sayles & Company, L.P., Chicago, Illinois ("Loomis") is a sub-investment adviser for 1st Source Monogram Diversified Equity Fund. The sole general partner of Loomis is Loomis Sayles & Company, Incorporated, One Financial Center, Boston, Massachusetts 02111. The business and other connections of the Officers and Directors of Loomis are set forth in the Form ADV of Loomis as currently on file with the Commission and which is incorporated by reference herein.

         (d) Standish, Ayer & Wood, Inc., One Financial Center, Boston, Massachusetts 02111 ("Standish") is a sub-investment adviser for 1st Source Monogram Diversified Equity Fund. The business and other connections of the Officers and Directors of Standish are set forth in the Form ADV of Standish as currently on file with the Commission and which is incorporated by reference herein.


ITEM 29. PRINCIPAL UNDERWRITER

         (a) BISYS Fund Services, Limited Partnership ("BISYS Fund Services") acts as distributor for Registrant. BISYS Fund Services also distributes the securities of the Alpine Equity Trust, the American Performance Funds, the AmSouth Mutual Funds, The ARCH Fund, Inc., The BB&T Mutual Funds Group, ESC Strategic

                  Funds, Inc., the Eureka Funds, Fountain Square Funds, Hirtle Callaghan Trust, HSBC Family of Funds, INTRUST Funds Trust, The Infinity Mutual Funds, Inc., The Kent Funds, Magna Funds, MMA Praxis Mutual Funds, Meyers Investment Trust, M.S.D.&T Funds, Pacific Capital Funds, Parkstone Group of Funds, the Parkstone Advantage Funds, Pegasus Funds, Puget Sound Asset Management, The Republic Funds Trust, The Republic Advisors Funds Trust, The Riverfront Funds, Inc., SBSF Funds, Inc. dba Key Mutual Funds, Sefton Funds, The Sessions Group, Summit Investment Trust, Variable Insurance Funds, The Victory Portfolios, The Victory Variable Funds and The Vintage Funds, Inc.


         (b) Partners of BISYS Fund Services, as of September 30, 1998, were as follows




                                        Positions and              Positions and
Name and Principal                      Offices with               Offices with
Business Address                     Bisys Fund Services            Registrant
----------------                     -------------------            ----------

BISYS Fund Services, Inc.           Sole General Partner                None
3435 Stelzer Road
Columbus, Ohio  43219

WC Subsidiary Corporation           Sole Limited Partner                None
150 Clove Road
Little Falls, New Jersey  07424

The BISYS Group, Inc.               Sole Shareholder                    None
150 Clove Road
Little Falls, New Jersey  07424


         (c)      Not Applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

         (a) In connection with the 1st Source Monogram Funds, the accounts, books, and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of 1st Source Bank, 100 North Michigan Street, South Bend, Indiana 46634 (records relating to its function as investment adviser for the 1st Source Monogram Funds); Miller Anderson & Sherrerd LLP, One Tower Bridge, Suite 1100, West Conshohocken, Pennsylvania 19428 (records relating to its functions as a sub-investment adviser to 1st Source Monogram Diversified Equity

                  Fund); Loomis Sayles & Company, L.P., 3 First National Plaza, Suite 5450, Chicago, Illinois 60600 (records relating to its functions as a sub-investment adviser to 1st Source Monogram Diversified Equity Fund); Standish, Ayer & Wood, Inc., One Financial Center, Boston, Massachusetts 02111 (records relating to its functions as a sub-investment adviser to 1st Source Monogram Diversified Equity Fund); BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as general manager, administrator and distributor), and BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as transfer agent).

ITEM 31. MANAGEMENT SERVICES

                  Not Applicable.

ITEM 32. UNDERTAKINGS.

                  (a)      Not Applicable.

                  (b)      Not Applicable.

                  (c) Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge, in the event that the information called for by Item 5A of Form N-1A has been presented in the Registrant's latest annual report to shareholders.

                  (d) Registrant undertakes to call a meeting of Shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest and in connection with such meeting to comply with the shareholders communications provisions of Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 42 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington in the District of Columbia on the 23rd day of October, 1998.



                               THE COVENTRY GROUP


                      By:      /s/ Walter B. Grimm
                               -----------------------------
                               Walter B. Grimm**


 By:        /s/ Jeffrey L. Steele
    -----------------------------------------------
            Jeffrey L. Steele, as attorney-in-fact


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                                 Title                      Date
---------                                 -----                      ----


/s/ Walter B. Grimm                 Chairman, President         October 23, 1998
----------------------------        and Trustee
Walter B. Grimm**                   (Principal Executive
                                    Officer)

/s/ John H. Ferring IV              Trustee                     October 23, 1998
----------------------------
John H. Ferring IV****

/s/ Maurice G. Stark                Trustee                     October 23, 1998
----------------------------
Maurice G. Stark*

/s/ Michael M. Van Buskirk          Trustee                     October 23, 1998
----------------------------
Michael M. Van Buskirk*

/s/ Paul T. Kane                    Treasurer                   October 23, 1998
----------------------------        (Principal
Paul T. Kane***                     Financial and
                                    Accounting Officer)



By:   /s/ Jeffrey L. Steele
    ------------------------
      Jeffrey L. Steele,
      as attorney-in-fact


* Pursuant to power of attorney filed with Pre-Effective Amendment No. 3 on April 6, 1992.
** Pursuant to power of attorney filed with Post-Effective Amendment No. 26 on May 1, 1996.
*** Pursuant to power of attorney filed with Post-Effective Amendment No. 37 on June 1, 1998.
**** Pursuant to power of attorney filed with Post-Effective Amendment No. 39 on July 31, 1998.

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    EXHIBITS
                                      FILED
                                      WITH


                         POST-EFFECTIVE AMENDMENT NO. 42

                                     TO THE
                             REGISTRATION STATEMENT

                                       OF

                               THE COVENTRY GROUP

                                INDEX TO EXHIBITS
                      (FOR POST-EFFECTIVE AMENDMENT NO. 42)
                      -------------------------------------



EXHIBIT NO.
UNDER PART C
OF FORM N-1A          NAME OF EXHIBIT
------------          ---------------

     2(b)             Establishment and Designation of the 1st Source Funds

     5(a)             Investment Advisory Agreement between Registrant and 1st
                      Source Bank

     5(b) Sub-Investment Advisory Agreement between 1st Source Bank and Miller Anderson & Sherrerd LLP (with respect to 1st Source Monogram Diversified Equity Fund)

     5(c) Sub-Investment Advisory Agreement between 1st Source Bank and Loomis, Sayles & Company, L.P. (with respect to 1st Source Monogram Diversified Equity Fund)

     5(d) Sub-Investment Advisory Agreement between 1st Source Bank and Standish, Ayer & Wood, Inc. (with respect to 1st Source Monogram Diversified Equity Fund)

     6                Distribution Agreement between Registrant and BISYS Fund
                      Services

     8 Custody Agreement between Registrant and The Fifth Third Bank (with respect to the 1st Source Monogram Funds)

     9(a) Management and Administration Agreement between the Registrant and BISYS Fund Services (with respect to the 1st Source Monogram Funds)

     9(b) Fund Accounting Agreement between the Registrant and BISYS Fund Services Ohio, Inc. (with respect to the 1st Source Monogram Funds)

     9(c) Transfer Agency Agreement between the Registrant and BISYS Fund Services Ohio, Inc. (with respect to the 1st Source Monogram Funds)

    11                Consent of Independent Accountants

    15 Distribution and Shareholder Services Plan (with respect to the 1st Source Monogram Funds)


    27                Financial Data Schedules